LETTER OF CREDIT REIMBURSEMENT AGREEMENT

                                     Between

                  PALOMINO PARK PUBLIC IMPROVEMENTS CORPORATION
                         WELLSFORD REAL PROPERTIES, INC.

                                       and

                         COMMERZBANK AG, NEW YORK BRANCH

                                   Relating to

                     Palomino Park Public Improvements Corp.
             Assessment Lien Revenue Bonds Series 1995 - $14,755,000

                            Dated as of June 16, 2000

                      (Letter of Credit No. 150SBY0030064)


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                                TABLE OF CONTENTS

     This Table of Contents is not a part of the Letter of Credit Reimbursement Agreement and is for convenience only. The captions herein are of no legal effect and do not vary the meaning or legal effect of any part of the Letter of Credit Reimbursement Agreement.

                                                                            Page
                                                                            ----

ARTICLE 1         DEFINITIONS..................................................2
   Section 1.1  Definitions....................................................2
   Section 1.2  Accounting Matters............................................14
   Section 1.3  Interpretation................................................14
   Section 1.4  Relation to Other Documents...................................14
   Section 1.5  Time for Performance..........................................14

ARTICLE 2         REIMBURSEMENT, FEES AND PAYMENT PROVISIONS..................15
   Section 2.1  Same Day Reimbursement........................................15
   Section 2.2  Reimbursement of Liquidity Drawing Amounts and LC Loans.......15
   Section 2.3  Limitation on Interest........................................16
   Section 2.4  Remarketing of Pledged Bonds..................................16
   Section 2.5  Transfer/Amendment Fee........................................17
   Section 2.6  Costs, Expenses and Taxes.....................................18
   Section 2.7  Issuance Fee..................................................19
   Section 2.8  Letter of Credit Facing Fee...................................19
   Section 2.9  Capital Adequacy..............................................19
   Section 2.10  Method of Payment............................................20
   Section 2.11  Maintenance of Accounts......................................20
   Section 2.12  Cure.........................................................20
   Section 2.13  Withholding..................................................20
   Section 2.14  Reduction and Reinstatement of the Letter of Credit..........20

ARTICLE 3         CONDITIONS PRECEDENT........................................21
   Section 3.1  Account Parties' Resolutions; Bylaws..........................21
   Section 3.2  Guarantor's Resolutions.......................................21
   Section 3.3  Account Parties' Organizational Documents.....................21
   Section 3.4  Guarantor's Organizational Documents..........................21
   Section 3.5  Regulatory Approvals..........................................21
   Section 3.6  Officer's Certificates........................................22
   Section 3.7  Opinions of Counsel...........................................22
   Section 3.8  Related Documents.............................................22
   Section 3.9       .........................................................22
   Section 3.10  Compliance Certificate.......................................22
   Section 3.11  Rating.......................................................22

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                                                                            Page
                                                                            ----

   Section 3.12  Account Parties Certificate(s)...............................22
   Section 3.13  [Reserved....................................................22
   Section 3.14  Payment of Fees and Expenses.................................23
   Section 3.15  Financial Statements.........................................23
   Section 3.16  Highlands Certificate(s).....................................23
   Section 3.17  Remarketing Agent Certificate................................23
   Section 3.18  Bond Trustee Certificate.....................................23
   Section 3.19  Other Documents..............................................23

ARTICLE 4         REPRESENTATIONS AND WARRANTIES..............................23
   Section 4.1  Corporate Authority, Etc......................................23
            (1)      Incorporation; Good Standing.............................23
            (2)      Authorization............................................24
            (3)      Enforceability...........................................24
   Section 4.2  Governmental Approvals........................................24
   Section 4.3  Title to Properties; Leases...................................24
   Section 4.4  Financial Statements..........................................25
   Section 4.5  No Material Changes...........................................25
   Section 4.6  Franchises, Patents, Copyrights, Etc..........................25
   Section 4.7  Litigation....................................................25
   Section 4.8  No Materially Adverse Contracts, Etc..........................26
   Section 4.9  Compliance with Other Instruments, Laws, Etc..................26
   Section 4.10  Tax Status...................................................26
   Section 4.11  No Event of Default..........................................26
   Section 4.12  Holding Company and Investment Company Acts, Etc.............26
   Section 4.13  Absence of UCC Financing Statements, Etc.....................27
   Section 4.14  Noncontravention.............................................27
   Section 4.15  Certain Transactions.........................................27
   Section 4.16  Employee Benefit Plans.......................................27
   Section 4.17  Regulations U and X..........................................28
   Section 4.18  Environmental Compliance.....................................28
   Section 4.19  Subsidiaries.................................................30
   Section 4.20  Related Documents............................................30
   Section 4.21  Property.....................................................30
   Section 4.22  Brokers......................................................31
   Section 4.23  Other Debt...................................................31
   Section 4.24  Solvency.....................................................31
   Section 4.25  Complete and Correct Information.............................31
   Section 4.26  Public Improvements Liens....................................32
   Section 4.27  Pledge of Pledged Bonds......................................32
   Section 4.28  Security for Pledged Bonds...................................32

ARTICLE 5         AFFIRMATIVE COVENANTS.......................................32
   Section 5.1  Compliance with Bond Indenture and Related Documents..........32
   Section 5.2  Maintenance of Office.........................................32

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   Section 5.3  Records and Accounts..........................................33
   Section 5.4  Financial Statements, Certificates and Information............33
   Section 5.5  Notices.......................................................35
            (1)      Defaults.................................................35
            (2)      Environmental Events.....................................35
            (3)      Notice of Litigation and Judgments.......................35
            (4)      [Reserved]...............................................36
            (5)      Location, Name and Business..............................36
            (6)      Highlands Indebtedness...................................36
   Section 5.6  Existence; Maintenance of Properties..........................36
   Section 5.7  Insurance.....................................................36
   Section 5.8  Taxes.........................................................37
   Section 5.9  Inspection of Properties and Books............................37
   Section 5.10  Compliance with Laws, Contracts, Licenses, and Permits.......37
   Section 5.11  Further Assurances...........................................38

ARTICLE 6         NEGATIVE COVENANTS..........................................38
   Section 6.1  Amendments....................................................38
   Section 6.2  Optional Redemption...........................................39
   Section 6.3  Restrictions on Indebtedness..................................39
   Section 6.4  Restrictions on Liens Etc.....................................40
   Section 6.5  Restrictions on Investments...................................41
   Section 6.6  Merger, Consolidation.........................................42
   Section 6.7  Sale and Leaseback............................................42
   Section 6.8  Compliance with Environmental Laws............................42
   Section 6.9  Distributions.................................................44
   Section 6.10  Asset Sales..................................................44
   Section 6.11  [Reserved]...................................................44
   Section 6.12  [Reserved] ..................................................44
   Section 6.13  Restriction on Prepayment of Indebtedness....................44
   Section 6.14  [Reserved]...................................................45
   Section 6.15  Restrictions Upon Modes and Interest Periods for Bonds.......45
   Section 6.16  Accounting Methods and Fiscal Year...........................45
   Section 6.17  Financial Covenants of WRP...................................45
            (1)      Minimum Shareholder's Equity.............................45
            (2)      Consolidated EBITDA .....................................45
   Section 6.18  Official Statement and Other Documents.......................45
   Section 6.19  Remarketing..................................................45
   Section 6.20  Substitute Credit Facility...................................46
   Section 6.21  Remarketing Agent and Bond Trustee...........................46

ARTICLE 7         EVENTS OF DEFAULT...........................................46
   Section 7.1  Events of Default.............................................46
   Section 7.2  Rights and Remedies...........................................50

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ARTICLE 8         NATURE OF OBLIGATIONS; INDEMNIFICATION......................50
   Section 8.1  Obligations Absolute..........................................50
   Section 8.2  Continuing Obligation.........................................51
   Section 8.3  Liability of the Bank.........................................51
   Section 8.4  Indemnification...............................................52
   Section 8.5  Telecopied Documents..........................................53

ARTICLE 9         ISSUANCE, TRANSFER, REDUCTION
                  OR EXTENSION OF LETTER OF CREDIT............................53
   Section 9.1  Issuance......................................................53
   Section 9.2  Transfer, Reduction and Reinstatement.........................53

ARTICLE 10        MISCELLANEOUS...............................................53
   Section 10.1  Right of Setoff..............................................53
   Section 10.2  Amendments and Waivers.......................................54
   Section 10.3  No Waiver; Remedies..........................................54
   Section 10.4  Notices......................................................54
   Section 10.5  Severability.................................................56
   Section 10.6  GOVERNING LAW................................................56
   Section 10.7  Consent to Jurisdiction and Venue, Etc.......................56
   Section 10.8  Headings.....................................................57
   Section 10.9  Participation................................................57
   Section 10.10  Issuing Branch of the Bank..................................57
   Section 10.11  Counterparts................................................57
   Section 10.12  Complete and Controlling Agreement..........................57
   Section 10.13  WAIVER OF JURY TRIAL........................................57
   Section 10.14  Assignability to Federal Reserve............................58
   Section 10.15  Subrogation and Subordination...............................58
            (1)  Subrogation..................................................58
            (2)  Subordination................................................59

TESTIMONIUM...................................................................
                                                                              --

SIGNATURES...................................................................S-1

BANK BOSTON CONSENTS.........................................................S-2

Exhibit A - Irrevocable Letter of Credit

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     THIS  LETTER  OF  CREDIT   REIMBURSEMENT   AGREEMENT  (this  "REIMBURSEMENT
AGREEMENT") is executed and entered into as of June 16, 2000, by and among PALOMINO PARK PUBLIC IMPROVEMENT CORPORATION (the "BOND ISSUER"), a Colorado nonprofit corporation, WELLSFORD REAL PROPERTIES, INC., ("WRP"), a Maryland corporation (collectively, the Bond Issuer and WRP are referred to herein as "ACCOUNT PARTIES"), and COMMERZBANK, AG, a banking corporation organized and existing under the laws of The Federal Republic of Germany, acting by and through its New York Branch (the "BANK"). All capitalized terms used herein and not otherwise defined in connection with such use shall have the meanings set forth in Article 1.

     WHEREAS, (a) the Bond Issuer issued, at the request of Wellsford REIT and its subsidiary, Park at Highlands, LLC, a Colorado limited liability company and pursuant to the Bond Indenture, its "PALOMINO PARK PUBLIC IMPROVEMENTS CORP. ASSESSMENT LIEN REVENUE BONDS SERIES 1995 - $14,755,000" (the "BONDS"), the proceeds of which was used primarily to finance certain water, sewer, street and park facilities for Park at Highlands Ranch, Phase I of which is owned by Park at Highlands LLC, and (b) Park at Highlands LLC entered into the Assessment Agreement and the Assessment and Lien to support repayment of the Bonds; and

     WHEREAS, to enhance the marketability of the Bonds and to provide additional security for the repayment of the Bonds, Account Party has requested that the Bank issue the Letter of Credit to secure certain payments to be made with respect to the Bonds in the amount of $15,773,702, of which (subject to the terms of the Letter of Credit) $14,755,000 will be available to pay principal of the Bonds either at maturity or upon redemption or acceleration thereof or to pay the portion of the purchase price of Bonds representing the principal amount thereof, and of which $1,018,702 (representing 210 days interest on the initial outstanding principal amount of Bonds, calculated at a maximum interest rate of 12% per annum computed on the basis of a year of 365 days) will be available to pay interest on the Bonds as interest becomes due or to pay the portion of the purchase price of the Bonds representing the accrued interest thereon; and

     WHEREAS, WRP succeeded from Wellsford REIT certain interests with respect to the Bonds pursuant to the Assignment Agreement; and

     WHEREAS, the Letter of Credit is issued to substitute the Irrevocable Letter of Credit No. 967-95 issued by Dresdner Bank AG, New York Branch dated December 20, 1995 pursuant to Section 5.15(b) of the Bond Indenture; and

     WHEREAS, to secure its obligations to the Bank under this Reimbursement Agreement and the Related Documents, Account Parties substantially concurrently herewith are executing and delivering to the Bank the Pledge Agreement; and

     WHEREAS, in order to further evidence and secure the obligations of Account Parties to the Bank under this Reimbursement Agreement and the Related Documents, WRP and the Bond Issuer concurrently herewith are each executing and delivering to the Bank their Promissory Notes.

     NOW, THEREFORE, in consideration of the agreements set forth herein and in order to induce the Bank to issue the Letter of Credit, the Bank and Account Parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS. In addition to terms defined at other places in this Reimbursement Agreement, the following defined terms are used throughout this Reimbursement Agreement with the following meanings:

     "ACCOUNT PARTIES" means the Bond Issuer and WRP collectively and jointly and severally.

     "ACCOUNTANT" means an independent certified public accountant or a firm of independent certified public accountants, selected by WRP and satisfactory to the Bank.

     "AFFILIATE" means a corporation, partnership, joint venture, limited liability company, limited liability partnership, association, business trust or similar entity organized under the laws of the United States of America or any state thereof which is directly or indirectly controlled by any Person. For purposes of this definition, control means the power to direct the management and policies of a Person through the ownership directly or indirectly of not less than a majority of its voting securities or the right to designate or elect not less than a majority of the members of its board of directors or other governing board or body by law, contract or otherwise.

     "ASSESSMENT AGREEMENT" means the Assessment Agreement dated as of December 1, 1995 by and between the Bond Issuer and Park at Highlands LLC, including such amendments, modifications or supplements permitted pursuant to its terms and
Section 6.1.

     "ASSESSMENT AND LIEN" means the Public Improvements Assessment and Lien dated as of December 1, 1995 by and between the Bond Issuer and Park at Highlands LLC, including such amendments, modifications or supplements permitted pursuant to its terms and Section 6.1

     "ASSET VALUE" means the purchase price of Real Estate (including improvements) and ordinary related purchase transaction costs, without deduction for depreciation. If the Real Estate is purchased as a part of a group of properties, the Asset Value shall be calculated based upon a reasonable allocation by WRP of the aggregate purchase price among all Real Estate purchased in such transaction.

     "ASSIGNMENT   AGREEMENT"  means  that  certain  Assignment  and  Assumption
Agreement, dated as of May 30, 1997, by and between Wellsford REIT and WRP.

     "BALANCE SHEET DATE" means "March 31, 2000".

     "BANK" means Commerzbank AG, a banking corporation organized and existing under the laws of The Federal Republic of Germany, acting by and through its New York Branch.

     "BANKING ARRANGEMENTS" means the agreements of the Bank and Account Parties set forth in this Reimbursement Agreement and the transactions contemplated thereby, including, without limitation, (a) any commitment to extend credit, to issue any letter of credit or other credit or liquidity facility, to purchase any obligation of or for the benefit of and of the Account Parties, or to extend any other financial accommodation, (b) any issuance, extension or maintenance of any of the foregoing, and (c) any pledge, purchase or carrying of any obligation of or for the benefit of any of the Account Parties.

     "BASE RATE" means, at any time, the higher of (i) the Prime Lending Rate and (ii) one half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent); any change in the rate of interest payable hereunder resulting from a change in the rates defined in this subsection (a) shall become effective as of the opening of business on the day on which such change in the rate becomes effective.

     "BOND INDENTURE" means the Trust Indenture dated as of September 1, 1995 between the Bond Issuer and the Bond Trustee, including such amendments, modifications or supplements permitted pursuant to its terms and permitted hereunder.

     "BOND ISSUER" means Palomino Park Public Improvements Corporation, a Colorado nonprofit corporation, and the issuer of the Bonds.

     "BOND PURCHASE CONTRACT" means the Placement Agency Agreement dated as of December 20, 1995 between the Bond Issuer and First Interstate Bank of Arizona, including such amendments, modifications or supplements permitted pursuant to its terms and Section 6.1.

     "BOND TRUSTEE" means United States Trust Company of New York or its permitted successor as trustee under the Bond Indenture and as permitted hereunder.

     "BONDS" means the Palomino Park Public Improvements Corp. Assessment Lien Revenue Bonds Series 1995-$14,755,000.

     "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in Denver, Colorado, New York, New York or the city or cities in which are located the principal corporate trust offices of the Bond Trustee and the Remarketing Agent and the office of the Bank at which demands for payment under the Letter of Credit are to be presented are authorized or required by law or executive order to close, or (iii) a day on which the New York Stock Exchange is closed.

     "CAPITAL IMPROVEMENT RESERVE" means as to any Person for any period, an amount equal to fifteen cents ($0.15) multiplied by the weighted average of rentable square footage of Real Estate owned by such Person and its Subsidiaries during such period.

     "CERCLA" has the meaning set forth in Section 4.18(1).

     "CLOSING DATE" means the date on which the executed Letter of Credit is delivered to the Bond Trustee.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and all rules and regulations from time to time promulgated thereunder.

     "COLLATERAL" has the meaning set forth in Section 4.29.

     "COMPLIANCE CERTIFICATE" has the meaning set forth in Section 5.4(d).

     "CONSOLIDATED EBITDA" means, with respect to any period, an amount equal to the EBITDA of WRP and its Subsidiaries for such period, consolidated in accordance with generally accepted accounting principles.

     "CONSOLIDATED OPERATING CASH FLOW" means, with respect to any period, an amount equal to the Operating Cash Flow of such Person and its Subsidiaries for such period consolidated in accordance with generally accepted accounting principles.

     "CONSOLIDATED TOTAL ASSETS" means as to WRP, all assets of WRP and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles. All Real Estate shall be valued on an undepreciated cost basis.

     "CONSOLIDATED TOTAL LIABILITIES" means all liabilities of WRP and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and all Indebtedness of WRP and its Subsidiaries, whether or not so classified, excluding those certain contingent liabilities of WRP and its Subsidiaries pursuant to (i) that certain Indemnity and Guaranty Agreement ($300,000,000 Loan) dated as of July 16, 1998, from Wellsford Commercial Properties Trust ("WCPT") and WHWEL Real Estate Limited Partnership ("WHWEL") in favor of Fleet National Bank (f/k/a BankBoston, N.A.), individually and as Agent, and certain other lenders, (ii) that certain Conditional Guaranty of Payment ($300,000,000 Loan) dated as of July 16, 1998, from WRP, WCPT, WHWEL, Whitehall Street Real Estate Limited Partnership V ("Whitehall V"), Whitehall Street Real Estate Limited Partnership VI ("Whitehall VI"), Whitehall Street Real Estate Limited Partnership VII ("Whitehall VII"), and Whitehall Street Real Estate Limited Partnership VIII ("Whitehall VIII") in favor of Fleet National bank (f/k/a BankBoston, N.A.), individually and as Agent , and certain other lenders, (iii) that certain Indemnity and Guaranty Agreement ($75,000,000 Loan) dated as of July 16, 1998, from WCPT and WHWEL in favor of Fleet National Bank (f/k/a

BankBoston, N.A.), individually and as Agent, and certain other lenders, (iv) that certain Mezzanine Conditional Guaranty of Payment ($75,000,000 Loan) dated as of July 16, 1998, from WRP, WCPT, WHWEL, Whitehall V, Whitehall VI, Whitehall VII, and Whitehall VIII in favor of Fleet National Bank (f/k/a BankBoston, N.A.), individually and as Agent, and certain other lenders, and (v) that certain Nomura Conditional Guaranty of Payment ($75,000,000 Loan-Nomura Properties) dated as of July 16, 1998, from WRP, WCPT, WHWEL, Whitehall V, Whitehall VI, Whitehall VII, and Whitehall VIII in favor of Fleet National Bank (f/k/a BankBoston, N.A.) individually and as Agent and certain other lenders, as the same have been or may hereafter be modified or amended from time to time (collectively, the Contingent Obligations") provided, however, it being acknowledged and agreed that any Contingent Obligation that becomes liquidated or is no longer contingent shall no longer be considered a Contingent Obligation and shall no longer be excluded from the calculation of Consolidated Total Liabilities.

     "COUNSEL" means an attorney duly admitted to practice law before the highest court of any state or the District of Columbia.

     "Debentures" means the 8.25% convertible junior suboridnated debentures issued by WRP under that certain Indenture dated as of May 5, 2000 between WRP and Wilmington Trust Company.

     "DEED OF TRUST" means that certain Deed of Trust, Security Agreement, Financing Statement, and Assignment of Leases from the Bond Issuer to The Public Trustee of Douglas County, Colorado for the use of the Bond Trustee and the Bank dated December 1, 1995, including such amendments, modifications or supplements permitted pursuant to its terms and Section 6.1.

     "DEED OF TRUST AMENDMENT" means the First Supplement to Deed of Trust dated June 16, 2000.

     "DEFAULT" means the occurrence of any event which with the giving of notice or the passage of time or both would constitute an Event of Default.

     "DEFAULT RATE" means the Base Rate plus two percent (2.00%) per annum. The Default Rate shall change as and when the Base Rate changes.

     "DEVELOPMENT"   means  The  Park  at  Highlands   Ranch,  a  master-planned
residential community in Denver, Colorado, comprising approximately 182 acres planned for development in five phases.

     "DISTRIBUTION" means the declaration or payment of any dividend or distribution on or in respect of any shares of common stock or other equity interests of WRP, other than dividends or distributions payable solely in equity securities of such Person; the purchase, redemption, exchange or other retirement of any shares of common stock or other equity interests of WRP, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by WRP to its shareholders; or any other distribution on or in respect of any shares of common stock or other equity interests of WRP.

     "DISTRICT" means Highlands Ranch Metropolitan District No. 2, Douglas County, Colorado, a quasi-municipal corporation organized under the laws of the State of Colorado.

     "DRAWING" means an Interest Drawing, a Principal Drawing, an Interest Purchase Drawing or a Principal Purchase Drawing.

     "DRAWING DATE" has the meaning set forth in Section 2.1(l).

     "EBITDA" means, with respect to any Person (or any asset of any Person) for any period, an amount equal to the sum of (a) the Net Income of such Person (or attributable to such asset) for such period plus (b) Taxes, depreciation, amortization, interest expense, and any extraordinary or non-recurring losses deducted in calculating such Net Income minus (c) any extraordinary or non-recurring gains included in calculating such Net Income.

     "ENVIRONMENTAL LAWS" has the meaning set forth in Section 4.18(1).

     "EPA" has the meaning set forth in Section 4.18(2).

     "EQUITY OFFERING" means the issuance and sale by WRP of any of its equity securities.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations from time to time promulgated thereunder.

     "ERISA AFFILIATE" means, with respect to any Person, any Person which is treated as a single employer with such Person under ss. 414 of the Code.

     "ERISA REPORTABLE EVENT" means a reportable event with respect to a Guaranteed Pension Plan within the meaning of ss. 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     "EVENT OF DEFAULT" means any of the events defined as such in Section 7.1.

     "EXPIRATION DATE" means the date on which the Letter of Credit terminates or expires as described under paragraph 1 of the Letter of Credit.

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the rate per annum, equal to the weighted average of the rates of overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three (3) federal funds brokers of recognized standing selected by the Bank.

     "FINAL LC LOAN PAYMENT DATE" has the meaning set forth in Section 2.2(l).

     "FIXED RATE PERIOD" has the meaning assigned in the Bond Indenture.

     "FUNDS FROM OPERATIONS" means, with respect to any Person for any fiscal period, the net income (or deficit) of such Person computed in accordance with generally accepted accounting principles, excluding financing costs and gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization and other non-cash items.

     "GUARANTOR" means ERP Operating Limited Partnership, an Illinois limited partnership.

     "GUARANTY" means that certain Guaranty dated as of June 16, 2000 made by the Guarantor in favor of the Bank.

     "HAZARDOUS SUBSTANCE" has the meaning set forth in Section 4.18(2).

     "HIGHLANDS"  means  Wellsford  Park  Highlands   Corporation,   a  Colorado
corporation and a Subsidiary of WRP.

     "IMPLIED RATING" means, with respect to a Person, the most recent rating issued from time to time by the Rating Agencies as is applicable to such Person's senior unsecured long-term debt, or if no such senior unsecured long-term debt is outstanding, then the most recent rating issued from time to time by the Rating Agencies as would hypothetically be applicable to such Person's senior unsecured long-term debt (I.E., an implied rating).

     "INDEBTEDNESS" means all obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified (a) all debt and similar monetary obligations, whether direct or indirect ( including, without limitation, any obligations evidenced by bonds, debentures, notes or similar debt instruments and the obligations described in
Section 6.3(i); (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of Indebtedness of others, including any obligation to supply fund to or in any manner to invest directly or indirectly in a Person, to purchase Indebtedness, or to assure the owner of Indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligation to reimburse the issuer in respect of any letter of credit; (d) all obligations to purchase under agreements to acquire, or otherwise to contribute money with respect to, properties under "development" within the meaning of Section 6.11; (e) a Person's pro rata share of any of the above-described obligations of its unconsolidated affiliates; and (f) all amounts available to be drawn under letters of credit, including but not limited to, the Letter of Credit.

     "INDEMNIFIED PARTY" has the meaning set forth in Section 8.4.

     "INDENTURE   SUPPLEMENT"  means  that  certain  First  Amendment  to  Trust
Indenture,  dated  as of May 30,  1997,  between  the Bond  Issuer  and the Bond
Trustee.

     "INTEREST DRAWING" means a drawing under the Letter of Credit pursuant to an Interest Drawing, as defined in the Letter of Credit, to pay interest on the Bonds when due.

     "INTEREST PAYMENT DATE" means the 1st day of each month.

     "INTEREST PURCHASE DRAWING" means the portion of a drawing under the Letter of Credit pursuant to a Purchase Drawing, as defined in the Letter of Credit, to pay the portion of the purchase price of Bonds representing accrued interest on Bonds to be purchased. The Interest Purchase Drawing for each Purchase Drawing is set forth in paragraph 3(b) of the certificate submitted for the Purchase Drawing.

     "INTEREST RATE PROTECTION AGREEMENT" means an interest rate swap, cap or collar agreement or similar arrangement between any Person and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies. For purposes hereof, the "exposure" at any time of any Person under an Interest Rate Protection Agreement to which such Person is a party shall be determined at such time in accordance with the standard methods of calculating such exposure under similar arrangements as prescribed from time to time by the Bank, taking into account the respective termination provisions set forth therein, the notional principal amount and term thereof and assuming that U.S. Treasury rates generally are equal to the per annum rate of interest which the Bank at such time determines to be the lowest U.S. Treasury rate likely to occur in the relevant period following such date.

     "INVESTMENTS" means, with respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interest in real property, and all other investments; provided, however, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any investment represented as a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to indebtedness constituting and Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     "LC LOAN" has the meaning set forth in Section 2.2.

     "LC LOAN ELIGIBILITY DATE" has the meaning set forth in Section 2.2

     "LETTER OF CREDIT" means the Letter of Credit No. 150SBY0030064 issued by the Bank dated June 16, 2000, including such amendments, modifications or supplements permitted pursuant to its terms and Section 6.1.

     "LIENS" has the meaning set forth in Section 6.4.

     "LIQUIDITY DRAWING" means a Drawing made pursuant to a Purchase Drawing on the Letter of Credit, but only to the extent such amounts have not yet become an LC Loan.

     "MATERIAL  SUBSIDIARY"  means a  Subsidiary  of a Person  whose net  worth,
determined  in  accordance  with  generally   accepted   accounting   principles
consistently applied, equals or exceeds 10% of the net worth of such Person.

     "MOODY'S" means Moody's Investors Service, Inc. or its successors.

     "NET INCOME (OR DEFICIT)" means, with respect to any Person (or any asset of any Person) for any fiscal period, the net income (or deficit) of such Person (or attributable to such asset), after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles.

     "OFFICIAL STATEMENT" means collectively, the Preliminary Official Statement and the Official Statement used in connection with the sale of the Bonds.

     "OPERATING AGREEMENT" means the Operating Agreement dated December 1, 1995 by and between the Bond Issuer and the District, including such amendments, modifications or supplement permitted pursuant to its terms and Section 6.1.

     "PALOMINO ENTITIES" means Highlands, Red Canyon, Park at Highlands LLC, a Colorado limited liability company, Silver Mesa at Palomino Park LLC, a Colorado limited liability company, Green River at Palomino Park LLC, a Colorado limited liability company and Gold Peak at Palomino Park LLC, a Colorado limited liability company.

     "PARTICIPANT(S)" means any bank(s) or other financial institution(s) which may purchase a participation interest from the Bank in the Letter of Credit, this Reimbursement Agreement and certain of the Related Documents pursuant to a participation or similar agreement among the Bank and the Participant(s).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

     "PERMITTED LIENS" means liens, security interests and other encumbrances permitted by Section 6.4.

     "PERSON" means any natural person, corporation, partnership, association, trust, joint venture, public body, limited liability company or other legal entity.

     "PHASE I OF THE DEVELOPMENT" means the first phase of the Development, consisting of 456 units, a 30-acre park and the Public Improvements to be constructed on the real property described on Exhibit A of the Assessment and Lien.

     "PLAN" has the meaning set forth in Section 4.16.

     "PLEDGE AGREEMENT" means the Bond Pledge and Security Agreement attached hereto as Exhibit B dated as of the date hereof by and among Account Parties, the Bank and the Bond Trustee, as custodian, including such amendments, modifications or supplements permitted pursuant to its terms and Section 6.1.

     "PLEDGED BONDS" means Bonds which have been purchased with the proceeds of a Purchase Drawing on the Letter of Credit and are pledged to the Bank under the Pledge Agreement.

     "PRIME LENDING RATE" means the rate as announced by the Bank from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial loans or other loans at, above or below the Prime Lending Rate.

     "PRINCIPAL DRAWING" means a drawing under the Letter of Credit pursuant to a Principal Drawing, as defined in the Letter of Credit, to pay principal of the Bonds.

     "PRINCIPAL PURCHASE DRAWING" means a drawing under the Letter of Credit pursuant to a Purchase Drawing, as defined in the Letter of Credit, to pay the portion of the purchase price of Bonds representing the principal amount of Bonds to be purchased. The Principal Purchase Drawing for each Purchase Drawing is set forth in paragraph 3(a) of the certificate submitted for such Purchase Drawing.

     "PROMISSORY NOTES" means the promissory notes of even date herewith attached hereto as Exhibit C-1 and C-2 made by WRP and the Bond Issuer in favor of the Bank, including such amendments, modifications or supplements permitted pursuant to Section 6.1.

     "PUBLIC IMPROVEMENTS" has the meaning assigned in the Bond Indenture.

     "PURCHASE DRAWING" means a drawing under the Letter of Credit pursuant to a Purchase Drawing, as defined in the Letter of Credit, to purchase Bonds that are tendered or deemed tendered.

     "RATE MODE" has the meaning assigned in the Bond Indenture.

     "RATE PERIOD" means each Weekly Rate Period, Term Rate Period or Fixed Rate Period, as applicable.

     "RATING AGENCY" means Standard & Poor's, Moody's or any successor or additional rating agency that rates the Bonds at the written request of the Bond Issuer with the written consent of the Bank, which consent will not be unreasonably withheld.

     "RATING NOTICE" has the meaning set forth in Section 5.4(i).

     "RCRA" has the meaning set forth in Section 4.18(1).

     "REAL ESTATE" means all real property at any time owned or leased (as lessee or sublessee) by WRP or any of its Subsidiaries.

     "RED CANYON" means Red Canyon at Palomino Park LLC, a Colorado limited liability company.

     "REIMBURSEMENT   AGREEMENT"  means  this  Letter  of  Credit  Reimbursement
Agreement, including such amendments, modifications or supplements permitted pursuant to Section 10.2..

     "RELATED DOCUMENTS" means this Reimbursement Agreement, the Letter of Credit, the Bond Indenture, the Remarketing Agreement, the Promissory Notes, the Pledge Agreement, the Bonds, the Bond Purchase Contract, the Operating Agreement, the Assessment Agreement, the Deed of Trust, the Assessment and Lien, the Assignment Agreement, the Guaranty, the Indenture Supplement, and the Deed of Trust Amendment, and, in each case, all exhibits, instruments or agreements relating to each.

     "RELEASE" has the meaning set forth in Section 4.18(3).

     "REMARKETING AGENT" means the remarketing agent at the time serving as such under the Remarketing Agreement on the date of this Reimbursement Agreement.

     "REMARKETING AGREEMENT" means the Remarketing Agreement dated as of the date hereof between the Bond Issuer and the Remarketing Agent, including such amendments, modifications or supplements permitted pursuant to its terms and
Section 6.1.

     "REVOLVING CREDIT AGREEMENT" has the meaning ascribed to it in the Guaranty.

     "SARA" has the meaning set forth in Section 4.18(1).

     "SEC" means the federal Securities and Exchange Commission.

     "SHAREHOLDER'S   EQUITY"  means,  at  any  date,  the  total   consolidated
shareholder's equity of WRP and its Subsidiaries, determined in conformity with generally accepted accounting principles consistently applied.

     "SHORT-TERM INVESTMENTS" means investments described in subsections (a) through (g), inclusive, of Section 6.5. For all purposes of this Reimbursement Agreement and the other Related Documents, the value of Short-Term Investments at any time shall be the current market value thereof determined in a manner reasonably satisfactory to the Bank.

     "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

     "STATED AMOUNT" has the meaning given to such term in paragraph 2 of the Letter of Credit.

     "SUBSIDIARY" means any corporation, association, partnership, trust, limited liability company or other business or other legal entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding Voting Interests.

     "TAXES" means all taxes, however denominated, including any interest, penalties, or other additions to tax that may become due or payable in respect thereof, imposed by any federal, territorial, state, local, or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income taxes or profit taxes (including, but not limited to, federal income taxes and state income taxes), payroll and employee withholding taxes, unemployment insurance, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipt taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, PBGC premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which WRP is assessed, required to pay, withhold or collect for any period.

     "TERM RATE PERIOD" has the meaning assigned in the Bond Indenture.

     "TEST PERIOD" means the period of four consecutive fiscal quarters ending on the applicable date.

     "VOTING INTEREST" means stock, partnership or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

     "WEEKLY RATE PERIOD" has the meaning assigned in the Bond Indenture.

     "WRP MATERIAL SUBSIDIARIES" means the Palomino Entities and Material Subsidiaries of WRP.

     "WRP REIMBURSEMENT AGREEMENT" means that certain Reimbursement Agreement dated as of June 16, 2000 between the Bond Issuer and WRP, and all exhibits, instruments or agreements relating thereto or contemplated thereby.

     "WELLSFORD REIT" means Equity Residential Properties Trust, a Maryland real estate investment trust formerly known as Wellsford Residential Property Trust and the successor by merger dated May 30, 1997 of Equity Residential Properties Trust with and into Wellsford Residential Property Trust.

     "WRP" means Wellsford Real Properties, Inc., a Maryland corporation.

     "WRP CONSOLIDATED DEBT SERVICE" means for any period the sum of actual interest expense and mandatory or scheduled principal payments due and payable during such period with respect to the Indebtedness of WRP and its Subsidiaries consolidated in accordance with generally accepted accounting principles, consistently applied, excluding any balloon payments due upon maturity of any indebtedness, amortized loan fees, capitalized interest, any interest charge incurred by any entity in which WRP or any of its Subsidiaries has an interest of less than 50%, or over which WRP or any of its Subsidiaries does not exercise voting control and excluding any interest payable with respect to Debentures issued to WRP Convertible Trust. For purposes of clarification, principal payments of debt becoming due as a result of acceleration of such debt solely due to the sale of a specific condominium will not counted as mandatory principal payments for the purpose of calculating WRP Consolidated Debt Service.

     "WRP Convertible Trust" means WRP Convertible Trust I, a business trust established pursuant to the laws of Delaware.

     SECTION 1.2 ACCOUNTING MATTERS. All accounting terms used herein without definition shall be interpreted in accordance with generally accepted accounting principles, and except as otherwise expressly provided herein all accounting determinations required to be made pursuant to this Reimbursement Agreement shall be made in accordance with generally accepted accounting principles.

     SECTION 1.3 INTERPRETATION. All words used herein shall be construed to be of such gender or number as the circumstances require. Reference to any document means such document as amended or supplemented from time to time as permitted under Section 6.1 and in accordance with the terms of such document.

     SECTION 1.4 RELATION TO OTHER DOCUMENTS. Nothing in this Reimbursement Agreement shall be deemed to amend, or to relieve any Account Party of any of its obligations under, any Related Document. To the extent any provision of this Reimbursement Agreement conflicts with any provision of any other Related Document to which any Account Party or the Bank are parties, the provisions of this Reimbursement Agreement shall control.

     SECTION 1.5 TIME FOR PERFORMANCE. Time is of the essence to this Reimbursement Agreement and the performance of obligations hereunder. Notwithstanding the immediately preceding sentence, whenever any obligation hereunder shall be stated to be due on a day which is not a Business Day, such obligation shall be due on the next succeeding Business Day (provided that if the obligation involves the payment of money upon which interest is accruing, then the payment made on the next succeeding Business Day shall include interest through such next succeeding Business Day).

                                    ARTICLE 2

                   REIMBURSEMENT, FEES AND PAYMENT PROVISIONS

     SECTION 2.1 SAME DAY REIMBURSEMENT. The Account Parties jointly and severally agree to pay the Bank for the following:

          (1) Subject to the provisions of Section 2.2 relating to Liquidity Drawing Amounts and LC Loans, the Bank shall be reimbursed for all amounts advanced by the Bank in connection with a Drawing under the Letter of Credit by [2:00 p.m.], New York time, on the same day as the Drawing is made under the Letter of Credit and honored by the Bank (a "DRAWING DATE"); and

          (2) To the extent permitted by law all amounts required to be reimbursed to the Bank pursuant to the foregoing clause (1) of this Section
     2.1 shall bear interest at the Base Rate for three days from the date such amounts are required to be reimbursed, and thereafter at the Default Rate until paid in full. Such amounts shall be due and payable on demand.

     SECTION 2.2 REIMBURSEMENT OF LIQUIDITY DRAWING AMOUNTS AND LC LOANS. The Account Parties agree that they shall reimburse the Bank for amounts drawn under Liquidity Drawings (the "Liquidity Drawing Amounts") in accordance with the following provision of this Section 2.2:

          (1) At the written request of both Account Parties received by the Bank no later than 8:00 a.m. New York time on the Business Day next succeeding the Drawing Date (the "LC Loan Eligibility Date") stating that no Default exists and is continuing or would result from the conversion of a Liquidity Drawing into an LC Loan as set forth herein and that the representations and warranties contained in Article IV of this Reimbursement Agreement are true and correct on and as of the date of such conversion as if made on and as of such date, and requesting a conversion to an LC Loan as set forth herein, to the extent not repaid in full, including interest thereon in accordance with Clause (2) of Section 2.1, Liquidity Drawings may be converted into a short-term loan under this Reimbursement Agreement (an "LC Loan"). From and after the LC Loan Eligibility Date and until the LC Loans have been repaid in full, the LC Loans shall bear interest at the Base Rate plus one and one-quarter percent (1.25%) for the period commencing on the LC Loan Eligibility Date and ended fourteen days following the Drawing Date for the Liquidity Drawing that became such LC Loan, at the Base Rate plus one and one-half percent (1.5%) for the next fourteen days thereafter, and at the Base Rate plus one and three-quarters percent (1.75%) for the next fourteen days thereafter (the "Final LC Loan Payment Date"). Interest on such LC Loans shall be payable in arrears on the earlier of each Interest Payment Date or the applicable Final LC Loan Payment Date. On the Final LC Loan Payment Date for any LC Loan, such LC Loan shall be immediately due and payable in full, including all accrued and unpaid interest. LC Loans may be prepaid in accordance with
     Section 2.4. Any Liquidity Drawing that is not converted into an LC Loan in accordance with this Section 2.2(1) shall be due and payable at the time, and bear interest at the rate set forth in
     Section 2.1.

          (2) Notwithstanding the foregoing, all unreimbursed Liquidity Drawings and LC Loans shall be accelerated and become immediately due and payable on the first to occur of the end of the Final LC Loan Interest Period (for LC Loans only) and the Expiration Date. To the extent permitted by law, any unreimbursed Liquidity Drawings or LC Loan, and any interest accruing thereon, that are not paid when due thereafter shall bear interest at the Default Rate. While held by or for the benefit of the Bank, the Pledged Bonds shall bear interest at the Base Rate plus one and three-quarters percent (1.75%).

     SECTION 2.3 LIMITATION ON INTEREST. Notwithstanding anything in this Reimbursement Agreement to the contrary, all agreements between the Account Parties and the Bank, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the obligations to the Bank hereunder or under any Related Document or otherwise, shall the interest contracted for, charged or received by the Bank exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Bank in excess of the maximum lawful amount, the interest payable to the Bank shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Bank shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the obligations to the Bank hereunder or under the Related Documents (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between the Account Parties and the Banks.

     SECTION 2.4 REMARKETING OF PLEDGED BONDS. As security for the amounts owed to the Bank in order to reimburse the Bank for amounts drawn under the Letter of Credit and interest thereon pursuant to Sections 2.1 and 2.2, Account Parties have granted to the Bank, pursuant to the Pledge Agreement, security interests in all of its right, title and interest in and to the Pledged Bonds. Account Parties shall take such further steps and execute such further documents as the Bank may from time to time request in order to more fully evidence, perfect and protect such security interests. Account Parties shall have the right to effect a release of Pledged Bonds from such pledge and security interest by paying or prepaying portions of the unreimbursed Liquidity Drawing Amounts and/or unpaid LC Loans in accordance with the following provisions:

          (1) Account Parties shall cause the Bond Trustee to provide the Bank with at least one (1) Business Day's prior written notice or telephonic notice (confirmed in writing) of: (a) Account Parties' intent to pay or prepay any Liquidity Drawing Amounts or LC Loans; (b) the principal amount of Pledged Bonds to be released and the amounts of the required payment or prepayment as determined pursuant to clause (2) of this Section 2.4 (with separate designation of the principal, interest and other amounts to be included in the payment and/or prepayment); and (c) the particular Liquidity Drawing Amounts and/or LC Loans which are to be prepaid and the particular Pledged Bonds to be released. The written notice required by this clause (1) shall be in the form of Exhibit I to the Letter of Credit.

          (2) As a condition to release of Pledged Bonds for the Bank's pledge and security interests, the Bank shall receive a payment in an amount equal to the sum of:

               (a) The amount of the Liquidity Drawings (irrespective of whether such amounts then constitute Liquidity Drawing Amounts or LC Loans) under the Letter of Credit made in connection with the purchase of such Pledged Bonds, to the extent not previously paid;

               (b) Interest pursuant to Sections 2.1 and 2.2 on the sums described in clause (a) above to the date of such payment, to the extent not previously paid; and

               (c) Any other amounts due and payable under this Reimbursement Agreement as of the date of such payment, to the extent not previously paid.

          (3) No amounts  received  by the Bank  pursuant  to clause (2) of this
     Section 2.4 shall be applied against LC Loans until all unreimbursed Liquidity Drawing Amounts have been reimbursed to the Bank in full, together with any other amounts required to be paid with respect thereto pursuant to the said clause (2). As among outstanding Liquidity Drawing Amounts, payments received pursuant to clause (2) of this Section 2.4 shall be applied against Liquidity Drawing Amounts (and unpaid accrued interest thereon) in order based upon the time that the Liquidity Drawing Amounts have been outstanding, starting with those Liquidity Drawing Amounts that have been outstanding the longest.

          (4) Upon payment to the Bank of the sums described in clause (2) of this Section 2.4, and acknowledgment by the Bank of the receipt thereof, the Bank or designated agent shall deliver to the Bond Trustee (to the extent that the payment is on account of the remarketing of the Bonds, or for delivery to the Bond Issuer, to the extent that the payment is on account of a payment or prepayment of Liquidity Drawing Amounts or LC Loans other than in connection with a remarketing of Bonds) a principal amount of Pledged Bonds equal to the principal amount of Liquidity Drawings made in connection with the purchase of the Bonds, and said Pledged Bonds shall be deemed released from the pledge and security interests under the Pledge Agreement.

     SECTION 2.5 TRANSFER/AMENDMENT FEE; DRAWING FEE.

     (1) Upon each transfer of the Letter of Credit in accordance with its terms, Account Parties agree to pay to the Bank the sum of $1,000 plus the Bank's actual costs and expenses associated with such transfer (and interest on such costs and expenses from the date expended by the Bank to the date reimbursed by Account Parties at the interest rate specified in Section 2.2), payable on the date of such transfer. Upon each amendment of the Letter of Credit, this Reimbursement Agreement or any of the Related Documents, the Account Parties shall pay to the Bank such amendment fees, plus the Bank's actual costs and expenses associated with such amendment (and interest on such costs and expenses from the date expended by the Bank to the date reimbursed by Account Parties at the interest rate specified in Section 2.2), payable on the effective date of such amendment, as shall be agreed upon by the Account Parties and the Bank at such time; provided, however, that no amendment fee shall be payable by Account Parties solely by reason of a reduction in the Stated Amount of the Letter of Credit.

     (2) Account Parties agree to pay a drawing fee (the "Drawing Fee") to the Bank on each Drawing Date in the amount of $150 for each Drawing made on such Drawing Date.

     SECTION 2.6 COSTS, EXPENSES AND TAXES. (1) Account Parties agree to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration of this Reimbursement Agreement, the Related Documents and any other documents which may be delivered in connection with this Reimbursement Agreement and the Related Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Reimbursement Agreement and the Related Documents and all costs and expenses, if any, in connection with the enforcement of this Reimbursement Agreement, the Related Documents and such other documents which may be delivered in connection with this Reimbursement Agreement. In addition, Account Parties shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Reimbursement Agreement, the Related Documents and such other documents and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     (2) Notwithstanding anything herein to the contrary, if any future applicable law or any amendment or modification of present applicable law which expression, as used herein, includes statutes, rules and regulations thereunder and legally binding interpretations thereof by any competent court or by any governmental or other regulatory body or official with appropriate jurisdiction charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to the Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall: (a) subject the Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Reimbursement Agreement, the other Related Documents, or the Banking Arrangements (other than taxes based upon or measured by the income or profits of the Bank), or (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Bank of the principal of or the interest on any Drawings or LC Loans or any other amounts payable to the Bank under this Reimbursement Agreement or the other Related Documents, or (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or Drawings or LC Loans by, or the Letters of Credit from, or commitments of the Bank beyond those in effect as of the date hereof, or (d) impose on the Bank any  other  conditions  or  requirements  with  respect  to  this  Reimbursement
Agreement, the other Related Documents, the LC Loans, any Drawings, the Letter of Credit, or any class of loans or commitments of which any of the same forms a part; and the result of any of the foregoing is: (i) to increase the cost to the Bank of making, funding, issuing, renewing, extending or maintaining any of the LC Loans, any Liquidity Drawing Amounts, the Letter of Credit or any Banking Arrangements hereunder, or (ii) to reduce the amount of principal, interest or other amount payable to the Bank hereunder on account of any Banking Arrangements hereunder or any of the LC Loans, Liquidity Drawing Amounts or Letters of Credit, or (iii) to require such Bank to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Bank from the Account Parties hereunder, then, and in each such case, the Account Parties will, within fifteen
(15) days of demand made by the Bank at any time and from time to time and as often as the occasion therefor may arise, pay to the Bank such additional amounts as the Bank shall determine in good faith to be sufficient to compensate the Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum. The Bank, in determining such amounts, may use any reasonable averaging and attribution methods, generally applied by the Bank.

     SECTION 2.7 ISSUANCE FEE. In consideration of the delivery of the Letter of Credit, the Account Parties hereby agree to pay to the Bank a non-refundable letter of credit issuance fee in the amount of $157,737.00.

     SECTION 2.8 LETTER OF CREDIT FACING FEE. The Account Parties agree to pay to the Bank a nonrefundable letter of credit facing fee, payable without any requirement of notice or demand by the Bank, for the period from and including the Closing Date until the Expiration Date in an amount equal to 0.90 % per annum of the Stated Amount (without regard to reductions of the Stated Amount subject to reinstatement, it being understood that reductions effected by submission of a Certificate in the form of Exhibit "D" attached to the Letter of Credit are not subject to reinstatement). Such fee shall be calculated on the basis of a 360-day year for the actual number of days belonging to the Calculation Period (as defined below) and shall be payable quarterly in advance, in immediately available funds, on the Closing Date and January 1, April 1, July 1 and October 1, of each year (each a "Payment Date"). As used herein, the term "Calculation Period" shall mean, in respect of each Payment Date (the "applicable Payment Date"), the period commencing on such applicable Payment Date and ending on the next Payment Date (or in the case of the applicable Payment Date immediately prior to the Expiration Date, the Expiration Date).

     SECTION 2.9 CAPITAL ADEQUACY. If after the date hereof the Bank determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements of general application for banks or bank holding companies or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b) compliance by the Bank or its parent bank holding company with any future guideline, request or directive of any such entity regarding capital adequacy or any amendment or change in interpretation of any existing guideline, request or directive (whether or not having the force of law), has the effect of reducing the return on the Bank's or such holding company's capital as a consequence of the Banking Arrangements hereunder to a level below that which the Bank or holding company could have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by the Bank to be material, then the Bank may notify the Account Parties thereof. The Account Parties agree to pay to the Bank the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by the Bank of a statement of the amount setting for the Bank's calculation thereof. In determining such amount, the Bank may use any reasonable averaging and attribution methods, generally applied by the Bank.

     SECTION 2.10 METHOD OF PAYMENT. All payments by Account Parties to the Bank hereunder or under any of the Related Documents shall be fully earned when due and nonrefundable when paid and made in lawful currency of the United States and in immediately available funds. Amounts payable to the Bank hereunder shall be transferred to the Bank's account at Commerzbank AG, New York Branch, New York, NY, ABA # 026 008 044, Account No. 150/1019272/06 Reference: Palomino Park Public Improvements Corp. (or to such other account of the Bank as the Bank may specify by written notice to Account Parties) not later than 2:00 p.m. New York, New York time, on the date payment is due. Any payment received by the Bank after 2:00 p.m., New York, New York time, shall be deemed to have been received by the Bank on the next Business Day. If any payment hereunder is due on a day that is not a Business Day, then such payment shall be due on the immediately succeeding Business Day.

     SECTION 2.11 MAINTENANCE OF ACCOUNTS. The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of Account Parties and the amounts payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Reimbursement Agreement, the entries made in such account or accounts shall be presumptive evidence of the existence and amounts of the obligations of Account Parties therein recorded. The failure to record any such amount shall not, however, limit or otherwise affect the obligations of Account Parties hereunder to repay all amounts owed hereunder, together with all interest accrued thereon as provided in this
Article 2.

     SECTION 2.12 CURE. Account Parties agree to pay to the Bank on demand any amounts advanced by or on behalf of the Bank to the extent required to cure any default, event of default or event of nonperformance under this Reimbursement Agreement or any Related Document. The Bank shall give Account Parties reasonably prompt notice of any such advances. The Bank shall have the right, but not the obligation, to cure any such default, event of default or event of nonperformance.

     SECTION 2.13 WITHHOLDING. All payments of principal, interest and any other sums due hereunder shall be made in the amounts required hereunder without any reduction or setoff, notwithstanding the assertion of any right of recoupment or setoff or of any counterclaim by Account Parties, and without any withholding on account of taxes, levies, duties or any other deduction whatsoever. If Account Parties are required by law to withhold or deduct any sum from payments required under this Reimbursement Agreement, Account Parties shall, to the extent permitted by applicable law, increase the amount paid by them to the Bank so that, after all withholdings and deductions, the amount received by the Bank shall equal the amount the Bank would have received without any such withholding or deduction.

     SECTION 2.14 REDUCTION AND REINSTATEMENT OF THE LETTER OF CREDIT. The Stated Amount shall be reduced and reinstated as specified in the Letter of Credit.

                                    ARTICLE 3

                              CONDITIONS PRECEDENT

     As a condition precedent to the issuance of the Letter of Credit, the Bank shall have received the following items on or before the Closing Date, each in form and substance satisfactory to the Bank and its counsel:

     SECTION 3.1 ACCOUNT PARTIES' RESOLUTIONS; BYLAWS; OFFICER'S CERTIFICATES. Copies of resolutions of the Board of Directors of WRP and the Bond Issuer approving this Reimbursement Agreement, the other Related Documents to which WRP or the Bond Issuer (as applicable) is a party, the form and content of the Letter of Credit and the other matters contemplated hereby and copies of all other documents evidencing any other necessary organizational action and copies of WRP's Bylaws and the Bond Issuer's Bylaws, all certified by the Secretary of WRP and the Secretary of the Bond Issuer, as applicable (which certificate shall state that such resolutions and Bylaws are true, complete and in full force and effect on the Closing Date).

     SECTION 3.2 GUARANTOR'S RESOLUTIONS; OFFICER'S CERTIFICATES. Copies of the resolutions of the general partner of the Guarantor approving the Guaranty, and copies of all other documents evidencing any other necessary organization action and copies of Guarantor's general partner's Bylaws and the Partnership
Agreement, all certified by the Secretary of the general partner of the Guarantor (which certificate shall state that such resolutions and Bylaws are true, complete and in full force and effect on the Closing Date). Signature and incumbency certificates of the officers executing the Guaranty.

     SECTION 3.3 ACCOUNT PARTIES' ORGANIZATIONAL DOCUMENTS. Copies certified as of recent date by the appropriate officer of each State in which WRP and the Bond Issuer each are organized or authorized to do business and by a duly authorized officer of WRP or the Bond Issuer (as applicable) to be true and complete, of the articles of incorporation of WRP and the Articles of Incorporation of the Bond Issuer, as applicable or its qualifications to do business, as applicable, as in effect on such date of certification.

     SECTION 3.4 GUARANTOR'S ORGANIZATIONAL DOCUMENTS. Copies certified as of recent date by the appropriate officer of each State in which the Guarantor is organized or authorized to do business and by a duly authorized officer of the Guarantor to be true and complete, of the partnership agreement, or its qualification to do business, as applicable as in effect on such date of certification.

     SECTION 3.5 REGULATORY APPROVALS. [Reserved]

     SECTION 3.6 OFFICER'S CERTIFICATES. Certificates from the Secretaries of WRP and the Bond Issuer, respectively, certifying the names and true signatures of the officers of WRP and the Bond Issuer, respectively, authorized to sign this Reimbursement Agreement and/or the Related Documents to which WRP and/or the Bond Issuer is a party.

     SECTION 3.7 OPINIONS OF COUNSEL. Opinions, in form and substance acceptable to the Bank and upon which the Bank may rely, of (i) Brownstein Hyatt & Farber, P.C., Colorado counsel to the Bond Issuer, (ii) Ballard Spahr Andrews & Ingersoll, LLP, Maryland counsel to WRP, (iii) Piper Marbury Rudnick & Wolfe, counsel to the Guarantor, (iv) White & Case LLP, New York counsel to the Bank and (v) German in-house counsel to the Bank.

     SECTION 3.8 RELATED DOCUMENTS. An executed copy of each of the Promissory Notes, the Pledge Agreement and the Deed of Trust Amendment.

     SECTION 3.9 ISSUANCE FEE. The Bank shall have received the letter of credit issuance fee stated in Section 2.7.

     SECTION 3.10 COMPLIANCE CERTIFICATE. A Compliance Certificate in the form of Exhibit D hereto dated as of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter end of WRP shall have been delivered to the Bank.

     SECTION 3.11 RATING. Ratings letter from Moody's which confirms that the Bonds have received long-term and short-term ratings at least equal to the long-term and short-term ratings of the Bank.

     SECTION 3.12 ACCOUNT PARTIES CERTIFICATE(S). Certificates signed by duly authorized officers of WRP and the Bond Issuer, respectively, dated the Closing Date, stating that: (a) the representations and warranties of WRP and/or the Bond Issuer, respectively, contained in Article 4 and in the Related Documents are correct on and as of the Closing Date as though made on and as of such date;
(b) WRP and/or the Bond Issuer, respectively, are in compliance with all of the covenants set forth in Articles 5 and 6; (c) no petition by or against WRP and/or the Bond Issuer has at any time been filed under the United States Bankruptcy Code or under any similar act; (d) no Event of Default or Default has occurred and is continuing, or would result from the issuance of the Letter of Credit and execution, delivery or performance of this Reimbursement Agreement or the Related Documents; and (e) such other matters as the Bank or its counsel may request.

     SECTION 3.13 [RESERVED]

     SECTION 3.14 PAYMENT OF FEES AND EXPENSES. Payment of all amounts (including attorney's fees and expenses) payable at the Closing Date pursuant to
Section 2.6.

     SECTION 3.15 FINANCIAL STATEMENTS. The most recent annual audited financial statements of WRP and the unaudited financial statements as of the Balance Sheet Date of WRP and Highlands. The most recent unaudited financial statements of the Bond Issuer. All of such statements shall be accompanied with a certificate from an officer of WRP, Highlands or the Bond Issuer, as applicable, stating that no material adverse change in the consolidated assets, liabilities, operations or financial condition of WRP, Highlands, or the Bond Issuer, as applicable, has occurred since the date of the most recent financial statements.

     SECTION 3.16 PALOMINO ENTITIES CERTIFICATE(S). Certificates signed by duly authorized officers of Highlands, dated the Closing Date, stating that: (a) no petition by or against any of the Palomino Entities has at any time been filed under the United States Bankruptcy Code or under any similar act; (b) no event of default nor any occurrence, circumstance or event or any combination thereof which with the lapse of time and/or giving of notice would constitute an event of default under any of the Related Documents to which any of the Palomino Entities is a party has occurred and is continuing, or would result from the execution, delivery or performance of any of the Related Documents; (c) the representations and warranties of Palomino Entities contained in the Assessment Agreement are correct on and as of the Closing Date; and (d) such other matters as the Bank or its counsel may request.

     SECTION  3.17  REMARKETING  AGENT  CERTIFICATE.   A  certificate  from  the
Remarketing Agent in form and substance satisfactory to the Bank and its counsel.

     SECTION 3.18 BOND TRUSTEE CERTIFICATE. A certificate of the Bond Trustee in form and substance satisfactory to the Bank and its counsel.

     SECTION 3.19 OTHER DOCUMENTS. Such other documents, instruments, approvals and, if requested by the Bank, certified duplicates of executed copies thereof, and opinions as the Bank may reasonably request.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

     Account Parties represent and warrant to the Bank as follows:

     SECTION 4.1 CORPORATE AUTHORITY, ETC.

     (1) INCORPORATION; GOOD STANDING. WRP: (i) is a Maryland corporation duly organized, incorporated, validly existing and in good standing under the laws of Maryland, (ii) has all requisite power to own its property, to conduct its business as now conducted and as presently contemplated and to enter into and satisfy its obligations under this Reimbursement Agreement and the other Related Documents to which it is a party, and (iii) is in good standing as a foreign entity and is duly authorized to do business in Denver, Colorado and in each other jurisdiction where failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of WRP.

     (2)  AUTHORIZATION.   The  execution,  delivery  and  performance  of  this
Reimbursement Agreement and the Related Documents and the transactions contemplated hereby and thereby (a) are within the authority of WRP and the Bond Issuer, respectively, (b) have been duly authorized by all necessary proceedings on the part of WRP and the Bond Issuer, respectively, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which WRP, the Bond Issuer or any of the Palomino Entities is subject or any judgment, order, writ, injunction, license or permit applicable to WRP, the Bond Issuer or any of the Palomino Entities or any of their respective properties, (d) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the charter documents, partnership agreement, declaration of trust or other charter documents or bylaws of, or any agreement or other instrument binding upon, WRP, the Bond Issuer or any of the Palomino Entities, or any of their respective properties, and (e) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of WRP, the Bond Issuer or any of the Palomino Entities or any of their respective properties other than the liens for the benefit of the holders of the Bonds created by the Bond Indenture and the lien of the Assessment and Lien.

     (3) ENFORCEABILITY. The execution and delivery of this Reimbursement Agreement and the Related Documents to which each of them are parties are valid and legally binding obligations of WRP and the Bond Issuer, enforceable against each of them in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 4.2 GOVERNMENTAL APPROVALS. The execution, delivery and performance by WRP and the Bond Issuer of this Reimbursement Agreement and the execution, delivery and performance by WRP and the Bond Issuer of the Related Documents to which each of them are parties and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     SECTION 4.3 TITLE TO PROPERTIES; LEASES. Except as indicated on Schedule A hereto, the Bond Issuer, and the Palomino Entities own all of the assets reflected in their respective consolidated balance sheets as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases (except standard residential apartment leases for a duration of less than 18 months) conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens. Each of the Palomino Entities holds fee title to all of the property securing payment of the assessments to be paid to pay debt service on the Bonds, subject to no rights of others, including any mortgages, leases (except standard residential apartment leases for a duration of less than 18 months), conditional sales agreements, title retention agreements, liens or other encumbrances except

Permitted Liens described in Sections 6.4. Without limiting the foregoing, each of the Palomino Entities has good and marketable fee simple title to, or a valid and subsisting leasehold interest in, all real property reasonably necessary for the operation of their respective businesses, free from all liens or encumbrances of any nature whatsoever, except for Permitted Liens. Each of WRP or its Subsidiaries, and Highlands or its Subsidiaries, as the case may be, is the insured under owner's policies of title insurance covering all real property owned by it, in each case in an amount not less than the purchase price for such real property.

     SECTION 4.4 FINANCIAL  STATEMENTS.  WRP and Highlands have furnished to the
Bank: income statements and balance sheets of WRP as of the Balance Sheet Date satisfactory in form and substance to the Bank. Such balance sheet and statements of income and stockholder's equity and all other financial statements delivered to the Bank by WRP and all other financial statements delivered to the Bank by WRP have been prepared in accordance with generally accepted accounting principles, are complete, true and correct and fairly present the financial condition of WRP and its Subsidiaries and Highlands and its Subsidiaries, respectively, as of such dates and the results of the operation of each of them. There are no liabilities, contingent or otherwise, of WRP or Highlands or any of their respective Subsidiaries involving material amounts not disclosed in said financial statements and the related notes thereto, or financial statements and the related notes thereto delivered to the Bank in accordance with Section 5.4 hereof.

     SECTION 4.5 NO MATERIAL CHANGES. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of WRP and its Subsidiaries taken as a whole, the Bond Issuer and its Subsidiaries taken as a whole, or Highlands and its Subsidiaries taken as a whole from that shown on or reflected in the consolidated balance sheet of each of them as of the Balance Sheet Date, or their respective consolidated statement of income or cash flows for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of WRP, the Bond Issuer or the Palomino Entities.

     SECTION 4.6 FRANCHISES, PATENTS, COPYRIGHTS, ETC. WRP and its Subsidiaries, the Bond Issuer and its Subsidiaries and Highlands and its Subsidiaries, respectively, each possess all franchises, patents, copyrights, trademarks, trade names, servicemarks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others. Each of the Palomino Entities possessess all franchises, patents, copyrights, trade names, servicemarks, licenses and permits, and rights in respect of the foregoing, including without limitation land use approvals, adequate for the construction and completion of Phase I of the Development.

     SECTION 4.7 LITIGATION. Except as stated on Schedule B there are no actions, suits, proceedings or investigations of any kind pending or threatened against WRP or any of its Subsidiaries, the Bond Issuer or any of its Subsidiaries or Highlands or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person to carry on business substantially as now conducted by it, or result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or which question the validity of this Reimbursement Agreement or any of the Related Documents, any action taken or to be taken pursuant hereto or thereto or any lien or security interest created or intended to be created pursuant hereto or thereto, or which will adversely affect the ability of WRP, the Bond Issuer and/or the Palomino Entities to pay and perform their respective obligations in the manner contemplated by this Reimbursement Agreement and the Related Documents.

     SECTION 4.8 NO MATERIALLY ADVERSE CONTRACTS, ETC. None of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. None of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the officers of such Person, to have any materially adverse effect on the business of any of them.

     SECTION 4.9 COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries is in violation of any provision of its charter or other organizational documents, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Person.

     SECTION 4.10 TAX STATUS. WRP, the Bond Issuer, Highlands and each of their respective Subsidiaries (a) has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of WRP, the Bond Issuer and Palomino Entities know of no basis for any such claim.

     SECTION 4.11 NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

     SECTION 4.12 HOLDING COMPANY AND INVESTMENT COMPANY ACTS, ETC. None of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company," or an "affiliated company" or a "principal underwriter" of an

"investment company," as such terms are defined in the Investment Company Act of 1940. None of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries is subject to regulation under the Federal Power Act, the Interstate Commerce Act or to its knowledge any federal or state statute or regulation which regulates the issuance of securities and/or debt of companies limiting its ability to incur indebtedness for money borrowed, except federal and state securities laws.

     SECTION 4.13 ABSENCE OF UCC FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the Palomino Entities, or the Bond Issuer, or any of its Subsidiaries.

     SECTION 4.14 NONCONTRAVENTION. The execution and delivery, or assumption, as the case may be, by WRP and the Bond Issuer of this Reimbursement Agreement and the Related Documents to which each of them is a party, and the performance of their respective obligations hereunder and thereunder, will not violate any existing law or regulation or result in a breach of any of the terms of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which any of them is a party or by which any of them or any of their respective property is bound or their respective articles of incorporation, limited liability agreements or declarations of trust (as applicable), bylaws or any of the rules or regulations applicable to either of them or to their respective property or decree or order of any court or other governmental body.

     SECTION 4.15 CERTAIN TRANSACTIONS. [Reserved]

     SECTION 4.16 EMPLOYEE BENEFIT PLANS. WRP, the Bond Issuer, Highlands and each ERISA Affiliate of each of them have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan, Multi-employer Plan or Guaranteed Pension Plan (referred to each individually as a "PLAN" and collectively as "PLANS") and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. None of WRP, the Bond Issuer, Highlands or any ERISA Affiliate of either of them has (a) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (b) failed to make any contribution or payment to any Plan, or made any amendment to any Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under
Section 4007 of ERISA. Except as disclosed in WRP's, the Bond Issuer's or Highlands' respective financial statements, none of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries maintains or has maintained any Plan. None of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of such Plan(s). No fact or circumstance which may have a material adverse effect on the Plan's tax qualified status exists in connection with any Plan. None of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries has any accumulated funding deficiency under any Plan.

     SECTION 4.17 REGULATIONS U AND X. No portion of any Drawing, Liquidity Drawing Amount or LC Loan under this Reimbursement Agreement or the Letter of Credit is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     SECTION 4.18 ENVIRONMENTAL COMPLIANCE. Account Parties have conducted or caused to be conducted Phase I environmental site assessments with respect to the past usage and condition of the Real Estate (including Phase I of the Development) and the Development and, in each case, the operations conducted thereon, and are familiar with the present condition and usage of the Real Estate (including Phase I of the Development) and the Development and the operations conducted thereon and, based upon such reports and knowledge, makes the following representations and warranties:

          (1) To the best of Account Parties' knowledge, none of WRP, the Bond Issuer, Highlands and their respective Subsidiaries or any operator of the Real Estate (including Phase I of the Development) or the Development, or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws"), which violation involves the Real Estate (including Phase I of the Development) or the Development and would have a material adverse effect on the environment or the business, assets or financial condition of WRP, the Bond Issuer or any of the Palomino Entities or the development of Phase I of the Development or the Development as a whole.

          (2) None of WRP, the Bond Issuer, Highlands or their respective Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (a) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B
     (1986); (b) that any hazardous waste, as defined by 42 U.S.C. Section 9601(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any such Person conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (c) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

          (3) To the best of Account Parties' knowledge, except as set forth in Schedule C or, in the case of Real Estate (including any portion of the Development other than Phase I of the Development) acquired after the date hereof, except as may be disclosed in writing to the Bank upon the acquisition of the same: (i) no portion of the Real Estate or the Development has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate or the Development; (ii) in the course of any activities conducted by WRP, the Bond Issuer, Highlands and their respective Subsidiaries, the District or the operators of any properties of any of them, no Hazardous Substances have been generated or are being used on the Real Estate or the Development except in the ordinary course of business and in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate or the Development, or, to the best of Account Parties' knowledge, on, upon, into or from the other properties of WRP, the Bond Issuer, Highlands or their respective Subsidiaries, which Release would have a material adverse effect on the value of any of the Real Estate, Phase I of the Development, the Development as a whole or adjacent properties of either of them or the environment; (iv) to the best of Account Parties' knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate, Phase I of the Development or the Development as a whole which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate, Phase I of the Development or the Development as a whole; and (v) any Hazardous Substances that have been generated on any of the Real Estate, Phase I of the Development or the Development as a whole have been transported off-site only by carriers having an identification number issued by the EPA or approved by a state or local environmental regulatory authority having jurisdiction regarding the transportation of such substance and, to the best knowledge of Account Parties without independent investigation, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under all applicable Environmental Laws, which transporters and facilities have been and are, to the best of Account Parties' knowledge without independent investigation, operating in compliance with such permits and applicable Environmental Laws.

          (4) None of WRP, the Bond Issuer, Highlands and their respective Subsidiaries, any Real Estate, Phase I of the Development or any other portion of the Development is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

     SECTION 4.19 SUBSIDIARIES. Schedule D sets forth all of the Subsidiaries of the Bond Issuer and Highlands, respectively. The form and jurisdiction of organization of each of such Subsidiaries, and WRP's, the Bond Issuer's and Highlands' ownership interest therein, is set forth in said Schedule D.

     SECTION 4.20 RELATED DOCUMENTS. All of the representations and warranties of WRP, the Bond Issuer and Highlands made in this Reimbursement Agreement and the Related Documents or any document or instrument delivered to the Bank pursuant to or in connection with any of such Related Documents are true and correct in all material respects, and none of WRP, the Bond Issuer or Highlands has failed to disclose such information as is necessary to make such representations and warranties not misleading.

     SECTION 4.21 PROPERTY. All of WRP's, the Bond Issuer's Highlands' and their respective Subsidiaries' properties (including without limitation Phase I of the Development) are in good repair and condition, subject to ordinary wear and tear, other than with respect to deferred maintenance existing as of the date of acquisition of such property as permitted in this Section 4.21. Without limiting the foregoing, WRP has completed an appropriate investigation of the physical condition of each such property as of the later of the date of WRP's or such other Person's purchase thereof or the date upon which such property was last security for Indebtedness of WRP or such Person, including without limitation an analysis of the structural condition and existence of any material deferred maintenance, and such property is in good condition, order and repair, and any material deferred maintenance existing as of the date of acquisition of such property has been corrected or satisfactory remediation actions are being taken. WRP further has completed an appropriate investigation of the environmental condition of each such property as of the later of the date of WRP's or such other Person's purchase thereof or the date upon which such property was last security for Indebtedness of WRP or such Person, including preparation of a "Phase I" report and, if appropriate, a "Phase II" report, in each case prepared by a recognized environmental engineer in accordance with customary standards which discloses that such property is not in violation of the representations and covenants set forth in this Reimbursement Agreement, unless satisfactory remediation actions are being taken. There are no unpaid or outstanding real estate or other taxes or assessments on or against any property of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries (including without limitation Phase I of the Development) which are payable by WRP, the Bond Issuer, Highlands or their respective Subsidiaries (except only real estate or other taxes or assessments, that are not yet due and payable). There are no pending eminent domain proceedings against the Development or any property of WRP, the Bond Issuer, Highlands or their respective Subsidiaries or any part thereof, and, to the knowledge of Account Parties, no such proceedings are presently threatened or contemplated by any taking authority which may individually or in the aggregate have any materially adverse effect on the business or financial condition of WRP, the Bond Issuer or Highlands. None of the Development, Phase I of the Development or any other property of WRP, the Bond Issuer, Highlands or their respective Subsidiaries is now damaged or injured as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any materially adverse effect on the business or financial condition of WRP, the Bond Issuer or Highlands.

     SECTION 4.22 BROKERS. None of WRP, the Bond Issuer, Highlands or any of their respective Subsidiaries has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Reimbursement Agreement, the Letter of Credit contemplated hereunder, or any Related Document.

     SECTION 4.23 OTHER DEBT. None of WRP, the Bond Issuer, Highlands and their respective Subsidiaries is in default in the payment of any Indebtedness or under any agreement, mortgage, deed of trust, security agreement, financing agreement, indenture or lease to which any of them is a party except with respect to the violation of financial covenants under the existing finance facility between Wellsford Finance, Inc. and Fleet National Bank, under which no amounts are owed by Wellsford Finance, Inc. Neither WRP, the Bond Issuer nor any of the Palomino Entities is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time of payment of any of the obligations of any of them under this Reimbursement Agreement or any of the Related Documents to which they are a party to any other indebtedness or obligation of WRP, the Bond Issuer or the Palomino Entities.

     SECTION 4.24 SOLVENCY. As of the Closing Date and after giving effect to the transactions contemplated by this Reimbursement Agreement and the Related Documents, none of WRP, the Bond Issuer or any of the Palomino Entities is insolvent on a balance sheet basis such that the sum of such Person's liabilities exceeds the sum of such Person's assets. Each of WRP, the Bond Issuer, and each of the Palomino Entities is able to pay its debts as they become due, and has sufficient capital to carry on its business.

     SECTION 4.25 COMPLETE AND CORRECT INFORMATION. All information, reports and other papers and data with respect to WRP, the Bond Issuer, Highlands and their respective Subsidiaries furnished to the Bank were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the Bank a true and accurate knowledge of the subject matter. No fact is known to WRP, the Bond Issuer or any of the Palomino Entities which adversely affects or in the future may (so far as it can foresee) adversely affect its business, assets or liabilities, financial condition, results of operations, or its business prospects or the development of Phase I of the Development or any other portion of the Development which has not been set forth in the financial statements referred to in Section 4.4 above or in such information, reports, papers and data or otherwise disclosed in writing to the Bank. No document furnished or statement made by WRP, the Bond Issuer or any of the Palomino Entities in connection with the negotiation, preparation or execution of this Reimbursement Agreement, or any other Related Document contains any untrue statement of a fact material to its credit worthiness or omits to state a material fact necessary in order to make the statements contained therein not misleading.

     SECTION 4.26 PUBLIC IMPROVEMENTS LIENS. There are no liens or encumbrances of any kind on the Public Improvements or Phase I of the Development other than Permitted Liens (as defined here and in the Bond Indenture).

     SECTION 4.27 PLEDGE OF PLEDGED BONDS. The security interests granted to the Bank pursuant to the Pledge Agreement (a) constitute a perfected security interest in the collateral pledged pursuant to the Pledge Agreement (the "Collateral") under the Uniform Commercial Code and (b) are, and with respect to any subsequently acquired property, will be, superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of mortgage, lien, security interests, encumbrances, assignments or otherwise. All such actions as is necessary has been taken to establish and perfect the Bank's rights in and to the Collateral.

     SECTION 4.28 SECURITY FOR PLEDGED BONDS. The Bond Indenture creates, for the benefit and security of the Bonds, the legally valid and binding Lien on and pledge of the Revenues and the funds ("FUNDS") in which they are from time to time on deposit which the Bond Indenture purports to create. There are no Liens on the Revenues or the Funds other than the Lien created by the Bond Indenture. No filing, registering, recording or publication of the Bond Indenture or any other document or instrument is required to establish the pledge under the Bond Indenture or to perfect, protect or maintain the Lien created thereby on the Revenues and the Funds.

                                    ARTICLE 5

                              AFFIRMATIVE COVENANTS

     Account Parties covenant and agree that, so long as the Expiration Date has not occurred or any amount is due or owning to the Bank under this Reimbursement Agreement or any Related Document, each of them will comply with each of the covenants contained in this Article 5, unless the Bank shall otherwise consent in writing:

     SECTION 5.1 COMPLIANCE WITH BOND INDENTURE AND RELATED DOCUMENTS. WRP, the Bond Issuer and the Palomino Entities shall comply with each of the covenants of each of them set forth in the Bond Indenture and all Related Documents.

     SECTION 5.2 MAINTENANCE OF OFFICE. WRP will maintain its chief executive office at 535 Madison Avenue, New York, New York 10022, and the Bond Issuer will maintain its chief executive office at 1623 Blake Street, #270, Denver, Colorado 80202, or, in each case, at such other place in the United States of America as WRP or the Bond Issuer shall designate upon prior written notice to the Bank, where notices, presentations and demands to or upon each of them in respect of this Reimbursement Agreement and the Related Documents to which they are parties may be given or made.

     SECTION 5.3 RECORDS AND ACCOUNTS. WRP and Bond Issuer will (a) keep, and cause each of their respective Subsidiaries (including but not limited to Highlands) to keep, true and accurate records and books of account in which full, true and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of such Person in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of their respective Subsidiaries, contingencies and other reserves.

     SECTION 5.4 FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. WRP and the Bond Issuer will each deliver to the Bank:

                  (a)  as soon as practicable,  but in any event not later
         than 90 days after the end of their respective fiscal years, the audited consolidated balance sheet of each of them and their respective Subsidiaries (including but not limited to Highlands) at the end of such year, and the related audited consolidated statements of income, changes in shareholder's equity and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by Ernst & Young LLP or by another "Big Five" accounting firm, the Form 10-K filed with the SEC for WRP (unless the SEC has approved an extension, in which event WRP will deliver to the Bank a copy of the Form 10-K simultaneously with delivery to the SEC), and any other information the Bank may need to complete a financial analysis of WRP, the Bond Issuer and the Palomino Entities;

               (b) as soon as practicable, but in any event not later than 60 days after the end of each of the first three fiscal quarters of each of WRP and the Bond Issuer, copies of the unaudited consolidated balance sheet of WRP and the Bond Issuer, respectively, and their respective Subsidiaries (including but not limited to Highlands) as at the end of such quarter, and the related unaudited consolidated statements of income, changes in shareholder's equity and cash flows for the portion of such Account Party's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles (which may be provided by inclusion in the Form 10-Q of WRP for such period provided pursuant to subsection
          (c) below), together with a certification by the principal financial or principal accounting officer of WRP and the Bond Issuer, respectively, that the information contained in such financial statements fairly presents the financial position of WRP and the Bond Issuer, respectively, and their respective Subsidiaries on the date thereof (subject to year-end adjustments);

               (c) as soon as practicable, but in any event not later than 60 days after the end of the first three fiscal quarters of WRP in each year, copies of Form 10-Q filed with the SEC for WRP (unless the SEC has approved an extension in which event WRP will deliver such copies of the Form 10-Q to the Bank simultaneously with delivery to the SEC);

               (d) simultaneously with the delivery of the financial statements referred to in Sections 5.4(a) and 5.4(b) above, and within thirty
          (30) days of the filing by WRP of a Form 8-K with the SEC or the filing with the SEC of any other document amending any other  filing  previously  made  by  WRP a  statement  (a  "Compliance
          Certificate") certified by the principal financial officer or principal accounting officer of WRP in the form of Exhibit D hereto setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 6, and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

               (e) concurrently with the delivery of the financial statements described in subsections (b) and (c) above, a certificate signed by the president or chief financial officer or principal accounting officer of WRP and the Bond Issuer (as applicable) to the effect that, having read this Reimbursement Agreement, and based upon an examination which they deem sufficient to enable them to make an informed statement, there does not exist any Default or Event of Default, or if such Default or Event of Default has occurred, specifying the facts, nature and status with respect thereto; and any remedial steps taken or proposed to correct each such default;

               (f) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of WRP;

               (g) simultaneously within the delivery of the financial statement referred to in subsection (a) above, a statement (i) listing the Real Estate owned by Highlands and the Bond Issuer and their respective Subsidiaries (or in which any such Person owns an interest) and stating the location thereof, the date acquired and the acquisition cost, (ii) listing the Indebtedness of Highlands and the Bond Issuer and their respective Subsidiaries (excluding Indebtedness of the type described in Sections 6.3(a)-6.3(e)), which statement shall include, without limitation, a statement of the original principal amount of such Indebtedness and the current amount outstanding, the holder thereof, the maturity date and any extension options, the interest rate, the collateral provided for such Indebtedness and whether such Indebtedness is recourse or non-recourse, and (iii) listing the properties of Highlands and the Bond Issuer and their respective Subsidiaries which are under "development" (as used in Section 6.13) and providing a brief summary of the status of such development; and

               (h) from time to time such other financial data and information in the possession of WRP, the Bond Issuer or the Palomino Entities (including without limitation auditors' management letters, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting WRP, the Bond Issuer, the Palomino Entities, the Public Improvements, Phase I of the Development or the Development) as the Bank may reasonably request.

                  SECTION 5.5  NOTICES.

     (1) DEFAULTS. Account Parties will promptly notify the Bank in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Reimbursement Agreement, any other Related Document or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which WRP, the Bond Issuer or any of their respective Subsidiaries (including but not limited to Highlands) is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on WRP, the Bond Issuer or any of the Palomino Entities, or the existence of which claimed default might become an Event of Default under Sections 7.1(g) and 7.1(h), Account Parties shall forthwith give written notice thereof to the Bank, describing the notice or action and the nature of the claimed default.

     (2) ENVIRONMENTAL EVENTS. Account Parties will promptly give notice to the Bank (i) upon WRP, Highlands or the Bond Issuer obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substances at or from any portion of Phase I of the Development or any other portion of the Development or any Real Estate of WRP, the Bond Issuer or their respective Subsidiaries (with respect to the Real Estate of Subsidiaries of WRP other than Palomino Entities, only those which have the potential to materially affect the assets, liabilities, financial conditions or operations of WRP); (ii) of any violation of any Environmental Law that WRP, the Bond Issuer or any of their respective Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency; and (iii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case involves any portion of Phase I of the Development or any other portion of the Development or Real Estate of WRP, the Bond Issuer or their respective Subsidiaries (including without limitation Highlands) or has the potential to materially affect the assets, liabilities, financial conditions or operations of WRP, the Bond Issuer or their respective Subsidiaries (including without limitation Highlands).

     (3) NOTICE OF LITIGATION AND JUDGMENTS. Account Parties will give notice to the Bank in writing within 15 days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting Phase I of the Development, the balance of the Development or the Public Improvements, WRP, Highlands or any of its Subsidiaries, or the Bond
Issuer or any of its Subsidiaries or to which WRP, Highlands or any of its Subsidiaries, or the Bond Issuer or any of its Subsidiaries is or is to become a party involving an uninsured claim against any such Person that could reasonably be expected to have a materially adverse effect on WRP, any of the Palomino Entities, the Bond Issuer, or Highland or any of its Subsidiaries, and stating the nature and status of such litigation or proceedings. Account Parties will give notice to the Bank, in writing, in form and detail satisfactory to the Bank within ten days of any judgment not covered by insurance, whether final or otherwise, against the Bond Issuer, its Subsidiaries or any of the Palomino Entities in an amount in excess of $250,000, or against WRP in an amount in excess of $1,000,000.

     (4) [Reserved]

     (5) LOCATION, NAME AND BUSINESS. Account Parties shall promptly provide the Bank with Notice of (a) any change of the location of their respective Executive Offices or the Executive Office of the Palomino Entities, (b) any change in their respective names or the name of any of the Palomino Entities or any intention of either of them or any of the Palomino Entities to alter the nature of its business.

     (6) PALOMINO INDEBTEDNESS. Account Parties will promptly give notice to the Bank of the incurrence of any Indebtedness, secured in whole or in part by any real property securing any portion of the assessments to be paid under the Assessment Agreement, including a description of such Indebtedness and the terms and provisions thereof.

     SECTION 5.6 EXISTENCE; MAINTENANCE OF PROPERTIES.

     (1) WRP will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland corporation and Highlands' existence as a Colorado corporation. The Bond Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Colorado nonprofit corporation. WRP and the Bond Issuer will cause each of their respective Subsidiaries to do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence. WRP and the Bond Issuer will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries. WRP and the Bond Issuer will, and will cause each of their respective Subsidiaries to, continue to engage primarily in the businesses now conducted by it and in related businesses.

     (2) Account Parties (i) will cause all of their properties and those of their respective Subsidiaries (including but not limited to Highlands) used or useful in the conduct of its business or the business of such Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterment and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of its properties or on the financial condition, assets or operations of WRP and its Subsidiaries (taken as a whole), or the Bond Issuer and its Subsidiaries, respectively.

     SECTION 5.7 INSURANCE. WRP and the Bond Issuer will, at their expense, procure and maintain or cause to be procured and maintained insurance covering them, their respective Subsidiaries and their respective properties in such amounts and against such risks and casualties as are customary for properties of similar character and location, due regard being given to the type of improvements thereon, their construction, location, use and occupancy.

     SECTION 5.8 TAXES. WRP, the Bond Issuer and each Subsidiary of each of them will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and upon Phase I of the Development or other Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of their respective property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if WRP, the Bond Issuer or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided, further, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, WRP, the Bond Issuer and each of their respective Subsidiaries either (i) will provide a bond issued by a surety reasonably acceptable to the Bank and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge, levy or claim.

     SECTION 5.9 INSPECTION OF PROPERTIES AND BOOKS. WRP and the Bond Issuer shall, and shall cause any of the Palomino Entities to, permit the Bank, or any representative designated by the Bank, at Account Parties' expense, to visit and inspect the Public Improvements, Phase I of the Development, the balance of the Development or any of the other properties of the Bond Issuer or any of the Palomino Entities, to examine the books of account of each of them and their Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of each of them and their Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Bank may reasonably request. The Bank shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to WRP's, the Bond Issuer's and/or Highland's normal business operations.

     SECTION 5.10 COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. WRP and the Bond Issuer will each comply with, and will cause each of its Subsidiaries to comply in all respects with (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its corporate charter, partnership agreement or declaration of trust, as the case may be, and other charter documents and bylaws, (iii) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, failure to comply with which could have a material adverse effect on WRP, Bond Issuer or their respective Subsidiaries. If at any time before the Expiration Date has occurred or any amount is due or owing to the Bank under this Reimbursement Agreement or any Related Document, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any Account Party may fulfill any of its obligations hereunder, any Account Party will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Bank with evidence thereof.

     SECTION 5.11 FURTHER ASSURANCES. Each Account Party shall, and WRP shall cause any of the Palomino Entities to, upon the request of the Bank, from time to time, execute and deliver and, if necessary, file, register and record such further financing statements, amendments, confirmation statements and other documents and instruments and take such further action as may be reasonably necessary to effectuate the provisions of this Reimbursement Agreement and the Related Documents. The Bank shall be entitled to receive, when it deems necessary, such information which shall include without limitation, all financial or other information regarding the Subsidiaries of WRP as the Bank may determine in its sole discretion to be related to the maintenance of the Letter of Credit. Except to the extent it is exempt therefrom, Account Parties will pay or cause to be paid all filing, registration and recording fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment of such instruments or further assurance, and all federal or state fees and other similar fees, duties, imposts, assessments and charges arising out of or in connection with, the execution and delivery of this Reimbursement Agreement, the Related Documents and such instruments of further assurance.

     SECTION 5.12 SILVER MESA REDEMPTION. WRP intends to cause Silver Mesa at Palomino Park LLC to repay its Indebtedness specified in Section 6.3(i), by refinancing such loan with new Indebtedness in an amount not to exceed $32,000,000. Upon such refinancing taking effect, if the Account Parties wish to extinguish and remove the Assessment and Lien secured by the property owned by Silver Mesa at Palomino Park, or if otherwise required pursuant to Section 6.10(4), the Account Party hereby undertakes to cause the redemption of the Bonds in the amount of $2,070,000, and the Bank shall consent to such redemption.

     SECTION 5.13 MORE  RESTRICTIVE  AGREEMENTS.  Without  limiting the terms of
Section 6.3, should WRP enter into or modify any agreements or documents pertaining to any existing or future Indebtedness, debt offering or equity offering which agreements or documents includes covenants (whether affirmative or negative), warranties, representations, defaults or events of default (or any provision which may have the same practical effect as any of the foregoing) which are individually or in the aggregate more restrictive against WRP, than those set forth herein, WRP shall promptly notify the Bank, and if the Bank so requests, WRP shall agree to amend this Reimbursement Agreement to include some or all of such more restrictive provisions as determined by the Bank in its sole discretion.

                                    ARTICLE 6

                               NEGATIVE COVENANTS

     Account Parties covenant and agree that, so long as the Expiration Date has not occurred or any amount is due or owing to the Bank under this Reimbursement Agreement or any Related Document, each of them shall comply with each of the negative covenants contained in this Article 6 unless the Bank shall have given its prior written consent:

     SECTION 6.1 AMENDMENTS. Each Account Party shall not, and WRP shall not permit any Subsidiary of WRP to amend, modify or supplement, or agree to any amendment or modification of, or supplement to, any of the Related Documents or the WRP Reimbursement Agreement to which it is a party. Each Account Party shall not, and WRP shall not permit any Subsidiary of WRP to amend, modify or supplement, or agree to any amendment or modification of, or supplement to, that certain Operating Agreement of Red Canyon, dated as of April 17, 1996, that certain Operating Agreement of Highlands, dated as of April 27, 1995 (as amended by that First Amendment to Operating Agreement of Highlands, dated December 29,
1995) and that certain Deposit and Contract Administration Agreement, made as of May 2, 1995, by and between the Feld Company and Highlands, if such amendment, modification or supplement would have an adverse effect on the Bank or any Account Party's ability to satisfy its obligations under this Reimbursement Agreement or any Related Document or on Guarantor's ability to satisfy its obligations under the Guaranty.

     SECTION 6.2 OPTIONAL REDEMPTION. Except as provided in Section 5.12, the Account Parties shall not cause or permit an optional redemption of the Bonds pursuant to the Bond Indenture unless such optional redemption (a) will be funded without a drawing on the Letter of Credit or (b) the Bank has consented thereto in writing (which consent may be granted or withheld by the Bank in its sole discretion).

     SECTION 6.3 RESTRICTIONS ON INDEBTEDNESS. Bond Issuer and Highlands will not, and will not permit any of their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Bank and the holders of the Bonds arising under any of the Reimbursement Agreement and the Related Documents, and the documents related thereto, Indebtedness of Red Canyon in a principal amount not to exceed $29,500,000, on terms similar to those applicable to the construction financing for Phase I of the Development provided by Nationsbank, the proceeds of which will be used to construct Phase II of the Development;

          (b) current liabilities of Account Parties or their respective Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 5.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the affected Account Parties shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) Indebtedness of the Bond Issuer to WRP under the WRP Reimbursement Agreement;

          (g) the mortgage loan to Park at Highlands LLC by Federal Home Loan Mortgage Corporation in an amount not to exceed $34,500,000 pursuant to a Mortgage Loan Agreement dated December 24, 1997;

          (h) the mortgage loan to Red Canyon by Federal Home Loan Mortgage Corporation in an amount not to exceed $27,000,000 pursuant to a Mortgage Loan Agreement dated November 20, 1998;

          (i) the loan to Silver Mesa at Palomino Park LLC by Bank of America, National Association in an amount not to exceed $27,733,391 pursuant to a Construction Loan Agreement dated December 18, 1998;

          (j) the loan to Green River at Palomino Park LLC by Bank of America, National Association in an amount not exceeding US$39,400,000 pursuant to a Construction Loan Agreement dated February 8, 2000; and

          (k) Indebtedness to refinance the loan specified in (i) above.

     SECTION 6.4 RESTRICTIONS ON LIENS ETC. Bond Issuer and Highlands will not, and will not permit any of their respective Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; or (vi) incur or maintain any obligation to any holder of Indebtedness of any Account Party or such Subsidiary which prohibits the creation or maintenance of any lien securing the obligations thereof (collectively "Liens"); provided that, the Account Parties and any Subsidiary thereof may create or incur or suffer to be created or incurred or to exist:

          (a) liens in favor of WRP or its Subsidiaries on all or part of the assets of Subsidiaries securing Indebtedness owing by such Subsidiaries to their parent;

          (b) liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue;

          (c)  liens  on  properties   in  respect  of   judgments,   awards  or
     indebtedness,  the  Indebtedness  with  respect  to which is  permitted  by
     Section 6.3(d), Section 6.3(f) or Section 4.5;

          (d) encumbrances on properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which any Account Party or a Subsidiary thereof is a party, and other minor liens or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of the Account Parties and their Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of any Account Party individually or of each Account Party and its Subsidiaries on a consolidated basis;

          (e)  liens  on  Real  Estate  and  Short-term   Investments   securing
     Indebtedness permitted by Section 6.3;

          (f) liens in favor of the Bank and liens in favor of the lender to the Palomino Entities securing Indebtedness of the Palomino Entities permitted under Section;

          (g) liens arising under the Assessment and Lien; and

          (h) "Right of First Offer" made to Equity Residential Property Trust with respect to apartment villages owned by Park at Highlands LLC and Red Canyon.

     SECTION 6.5 RESTRICTIONS ON INVESTMENTS. Neither the Bond Issuer or Highlands will not, and will not permit any of their respective Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by such Account Party or such Subsidiaries;

          (b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

          (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $200,000;

          (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's or by Standard & Poor's at not less than "P 1" if then rated by Moody's, and not less than "A 1", if then rated by Standard & Poor's;

          (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's or by Standard & Poor's at not less than "Aa" if then rated by Moody's and not less than "AA" if then rated by Standard & Poor's;

          (f) repurchase agreements having a term not greater than 90 days and fully secured by securities described in the foregoing Sections 6.5.(a), 6.5(b) or 6.5(e) with banks described in the foregoing Section 6.5(c) or with financial institutions or other corporations having total assets in excess of $500,000,000;

          (g) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing
     Sections 6.5(a) through 6.5(f) and have total assets in excess of $50,000,000; and

          (h) Investments in WRP, Bond Issuer or the Palomino Entities.

     SECTION 6.6 MERGER, CONSOLIDATION. Neither Bond Issuer nor Highlands will, or will permit any of their respective Subsidiaries to, become a party to any merger or consolidation without the prior written consent of the Bank. WRP will not, and will not permit any of its respective Subsidiaries to, become a party to any merger or consolidation except (i) the merger or consolidation of one or more Subsidiaries of WRP with and into WRP, with WRP being the surviving entity, and (ii) the merger or consolidation of two or more Subsidiaries of WRP; provided however, that any such merger or consolidation shall not adversely affect the effectiveness of the Guaranty.

     SECTION 6.7 SALE AND LEASEBACK. Neither Bond Issuer nor Highlands will, or will permit any of their respective Subsidiaries to, enter into any arrangement, directly or indirectly, whereby Bond Issuer and Highlands or any Subsidiary thereof shall sell or transfer any Real Estate owned by it in order that then or thereafter Bond Issuer and Highlands or any Subsidiary of either of them shall lease back such Real Estate.

     SECTION 6.8 COMPLIANCE WITH ENVIRONMENTAL LAWS.

     (1) Account Parties will not, and will not permit any of their Subsidiaries (including without limitation Highlands) to, do any of the following: (a) use any portion of Phase I of the Development or any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any portion of Phase I of the Development or any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any portion of Phase I of the

Development or any of the Real Estate except in full compliance with Environmental Laws, (d) conduct any activity at any portion of Phase I of the Development or any Real Estate or use any portion of Phase I of the Development or any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into Phase I of the Development or the Real Estate or any surrounding properties or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws).

     (2) Account Parties shall:

          (a) in the event of any change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, which change would lead a prudent lender to require additional testing to avail itself of any statutory insurance or limited liability, take all action (including, without limitation, the conducting of engineering tests at the sole expense of Account Parties) to confirm that no Hazardous Substances are or ever were Released or disposed of on Phase I of the Development or the Real Estate; and

          (b) if any Release or disposal of Hazardous Substances shall occur or shall have occurred on Phase I of the Development or the Real Estate (including without limitation any such Release or disposal occurring prior to the acquisition of such Development or Real Estate by any Account
     Party), cause the prompt containment and removal of such Hazardous Substances and remediation of Phase I of the Development or the Real Estate in full compliance with all applicable laws and regulations and to the satisfaction of the Bank; provided, that Account Parties shall be deemed to be in compliance with Environmental Laws for the purpose of this subsection
     (b) so long as it or a responsible third party with sufficient financial resources is taking reasonable action to remediate or manage any event of noncompliance to the satisfaction of the Bank and no action shall have been commenced by any enforcement agency. The Bank may engage its own Environmental Engineer to review the environmental assessments and Account Parties' compliance with the covenants contained herein.

At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time that the Bank shall have reasonable grounds to believe that a Release or threatened Release of Hazardous Substances may have occurred, relating to Phase I of the Development or any Real Estate, or that any of Phase I of the Development or the Real Estate is not in compliance with the Environmental Laws, the Bank may at its election (and will at the request of the Bank) obtain such environmental assessments of Phase I of the Development or such Real Estate prepared by an Environmental Engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to Phase I of the Development or such Real Estate and (ii) whether the use and operation of Phase I of the Development or such Real Estate comply with all Environmental Laws. Environmental assessments may include detailed visual inspections of Phase I of the Development or such Real Estate including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of such Real Estate and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of Account Parties.

     SECTION 6.9 DISTRIBUTIONS. WRP will not make any Distributions which would cause it to violate the provisions of Section 6.17.

          SECTION 6.10 ASSET SALES.

     (1) WRP shall not sell, transfer, or otherwise dispose of any interest in Highlands unless after giving effect to such disposition, WRP shall hold at least fifty-one percent (51%) of the Voting Interests of Highlands, and Highlands shall not sell, transfer, or otherwise dispose of any interest in any of the Palomino Entities or any other limited liability company formed to develop any phase of the Development that is or will be subject to the Assessment and Lien, unless, after giving effect to such disposition, Highlands shall hold at least fifty-one percent (51%) of the Voting Interests of the Palomino Entities or such other limited liability companies (as applicable), in any case, unless consented to in writing by the Bank.

     (2) WRP shall not sell, transfer or otherwise dispose of any of its interest whether direct or indirect in Highlands, WPHC and/or Red Canyon or any of its interest in any portion of the Development without the Bank's prior written consent.

     (3) Highlands shall not sell, transfer or otherwise dispose of Phase I of the Development or any portion thereof or any of its interest in any other portion of the Development without the Bank's prior written consent.

     (4) Notwithstanding the foregoing, the Bank agrees that it will not unreasonably withhold its consent to the sale of one or more phases of the Development as condominiums, subject to an allocable redemption of the Bonds prior to conversion, and a corresponding reduction of the stated amount of the letter of credit issued by the Bank; provided, however, that the amount of such redemption shall be authorized by the Bank in advance of such sale.

     SECTION 6.11 [RESERVED].

     SECTION 6.12 [RESERVED] .

     SECTION 6.13 RESTRICTION ON PREPAYMENT OF INDEBTEDNESS. Bond Issuer shall not prepay the principal amount, in whole or in part, of any Indebtedness other than the obligations to the Bank under the Reimbursement Agreement and the Related Documents; provided, however, that after the occurrence of an Event of Default, Bond Issuer may prepay the Indebtedness described in Section 6.3(b) in the ordinary course of business.

     SECTION 6.14 [RESERVED].

     SECTION 6.15 RESTRICTIONS UPON MODES AND INTEREST PERIODS FOR BONDS. Each Account Party covenants that, until after the Expiration Date: (a) the Account Parties will not permit any Rate Period to be in effect which has a duration of longer than two hundred and ten (210) days or which ends after the Expiration Date; (b) the Account Parties will not permit a particular Rate Period to be in effect with respect to a particular Rate Mode if the initial principal amount of the Bonds covered by such Rate Period and Rate Mode is less than $3,000,000; and (c) the Account Parties will not permit the Bonds to bear interest at a rate other than the Weekly Rate (as defined in the Bond Indenture) without the prior written consent of the Bank.

     SECTION 6.16 ACCOUNTING METHODS AND FISCAL YEAR. Account Parties will not and will not permit any of their Subsidiaries to adopt, permit or consent to any change in accounting practices other than as required by generally accepted accounting principles.

     SECTION 6.17 FINANCIAL COVENANTS OF WRP.

     (1) MINIMUM SHAREHOLDER'S EQUITY. WRP will not, at the end of any fiscal quarter, permit its Shareholder's Equity to be less than $200,000,000 (the "Shareholders' Equity Threshold"); provided, however, the Shareholders' Equity Threshold shall be reduced by the aggregate cost of the shares of common stock of WRP repurchased by WRP after the date hereof, provided that in no event shall the Shareholders' Equity Threshold be reduced to less than $180,000,000.

     (2) CONSOLIDATED EBITDA . WRP will not, at the end of any fiscal quarter, permit WRP's Consolidated EBITDA for the Test Period minus the Capital Improvement Reserve for the Test Period to be less than 1.35 times the WRP Consolidated Debt Service for the Test Period.

     (3) ASSETS TO LIABILITIES RATIO. WRP, at the end of any fiscal quarter will not permit the ratio of its Consolidated Total Liabilities to its Consolidated Total Assets to exceed 0.55 to 1.

     SECTION 6.18 OFFICIAL STATEMENT AND OTHER DOCUMENTS. Other than the sections of the Official Statement entitled "THE LETTER OF CREDIT" and "THE REIMBURSEMENT AGREEMENT" and the references to and summaries of such Sections throughout the Official Statement, Account Parties shall not include or permit to be included, any material or reference relating to the Bank or the Letter of Credit in any offering circular or any other document or any tombstone, unless such material or reference is approved in writing by the Bank prior to its inclusion therein; provided, that Account Parties may disclose the existence of the Letter of Credit to the extent required in connection with their reporting or disclosure requirements; or distribute, or permit to be distributed or used, any offering circular unless a copy of such offering circular has been furnished to the Bank.

     SECTION 6.19 REMARKETING. Account Parties shall not permit the Remarketing Agent for the Bonds to remarket any Bonds, (i) if an Event of Default shall have occurred and be continuing and the Bank shall have instructed Account Parties not to permit the remarketing of such Bonds, or (ii) at a price less than the principal amount thereof plus accrued interest, if any, thereon to the respective dates of remarketing.

     SECTION 6.20 SUBSTITUTE CREDIT FACILITY. Account Parties shall not authorize, permit or consent to any substitution of another credit or liquidity facility for the Letter of Credit unless (a) there shall be paid to the Bank, prior to or simultaneously with such substitution, any and all amounts due and owing and to become due and owing to the Bank (including without limitation all unpaid Drawings, Liquidity Drawing Amounts, LC Loans and the pro rata portion of all accrued and unpaid fees) under this Reimbursement Agreement and the other Related Documents, and (ii) a substitution occurs for the Letter of Credit.

     SECTION 6.21 REMARKETING AGENT AND BOND TRUSTEE. Account Parties shall not appoint or permit or suffer to be appointed any successor Remarketing Agent or successor Bond Trustee without the prior written approval of the Bank (which approval shall not be unreasonably withheld); or enter into any successor Remarketing Agreement without the prior written approval of the Bank (which approval shall not be withheld if and so long as such successor Remarketing Agreement contains provisions that are substantially the same as those contained in, and affords protection to the rights and interests of the Bank that is substantially the same as that afforded by, the predecessor Remarketing Agreement, as the case may be). Any approvals required from the Bank hereunder shall be given or denied within 10 days of the request therefor, accompanied, in the case of a successor Remarketing Agreement, by a draft of such proposed Remarketing Agreement in final form, and the failure of the Bank to respond to such request by the close of business on the tenth day shall be deemed, on the eleventh day, to constitute consent by the Bank hereunder. Prior to its appointment, any substitute Bond Trustee must sign an agreement assuming the obligations of its predecessor under the Pledge Agreement.

                                    ARTICLE 7

                                EVENTS OF DEFAULT

     SECTION 7.1 EVENTS OF DEFAULT. The occurrence of any of the following events (including the expiration of any specified time) shall constitute an "EVENT OF DEFAULT," unless waived by the Bank in writing:

          (a) failure of any Account Party to pay when due any amount due under this Reimbursement Agreement or under any of the Related Documents other than amounts drawn under the Letter of Credit pursuant to a Liquidity Drawing or an LC Loan;

          (b) failure of the Account Parties to pay when due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, any amount drawn under the Letter of Credit pursuant to a Liquidity Drawing or an LC Loan, except as permitted by Section 2.2;

          (c) failure of any Account Party to observe or perform its respective obligations under the covenants, conditions or provisions set forth in Sections 5.4, 6.1, 6.2, 6.10(2), 6.10(3), 6.15, or 6.19 of this
     Reimbursement Agreement; or failure of WRP to observe or perform any of the covenants set forth in Section 6.17 and to remedy such failure within 15 Business Days of such failure;

          (d) failure of any Account Party to observe or perform any of the covenants, conditions or provisions of this Reimbursement Agreement (other than as specified in Sections 7.1(a), (b) and (c), above), and to remedy such failure within 15 Business Days of such failure;

          (e) any representation or warranty made by any Account Party or its Subsidiaries (including without limitation Highlands) herein or in any Related Documents, certificate, financial or other statement furnished pursuant to this Reimbursement Agreement or other Related Documents shall prove to have been untrue or incomplete in any material respect when made;

          (f) the occurrence and continuation of a default or an event of default under the Bond Indenture or any of the other Related Documents;

          (g) (i) default by any Account Party in the payment of the principal of or interest on any obligation or Indebtedness owed to the Bank; (ii) the default by the Bond Issuer in the payment of the principal of or interest on any other obligation for borrowed money, credit received or other Indebtedness, as and when the same shall become due, or failure to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or other Indebtedness for such period of time as would permit (assuming the giving of appropriate notice is requested) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or (iii) the default by WRP with respect to any Indebtedness with an aggregate outstanding principal amount greater than $10,000,000, in the payment of the principal of or interest on any other obligation for borrowed money, credit received or other Indebtedness, as and when the same shall become due, or failure to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or other Indebtedness for such period of time as would permit (assuming the giving of appropriate notice is requested) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (h) entry or filing of any judgment, writ or warrant of attachment or of any similar process against any Account Party or any of their respective Subsidiaries or against any property of any Account Party or any such Subsidiary, in an amount in excess of (i) the sum of $250,000 with respect to Bond Issuer or its Subsidiaries, or (ii) $1,000,000 with respect to WRP or any of its Subsidiaries, or any judgment creditor shall levy upon assets or properties of either Account Party or any of their respective Subsidiaries;

          (i) filing of a petition or application for the appointment of a trustee or other custodian, liquidator or receiver in bankruptcy, custodian or receiver for any Account Party or any of their respective Subsidiaries (limited to Highlands and its Subsidiaries with respect to WRP) or all or part of their respective assets and property or any thereof or a case or other proceeding shall be commenced against any Account Party or any of their respective Subsidiaries (limited to Highlands and its Subsidiaries with respect to WRP) under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution of liquidation or similar law of any jurisdiction, now or hereafter in effect, and any Account Party or any of their respective Subsidiaries (limited to Highland and its
     Subsidiaries with respect to WRP) shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within 60 days following the filing or commencement thereof;

          (j) institution of bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or similar law for the relief of debtors, by or against any Account Party or any of their respective Subsidiaries (limited to Highlands and its Subsidiaries with respect to WRP) (other than bankruptcy proceedings instituted by any Account Party against third parties), and, if instituted against any Account Party or any of their respective Subsidiaries (limited to Highlands and its Subsidiaries with respect to WRP), allowance or consent by such Person to such proceedings or failure to obtain dismissal, stay or other nullification within thirty (30) days after such institution;

          (k) entrance of a decree or order appointing any such trustee, custodian, liquidator or receiver or adjudicating any Account Party or any of their respective Subsidiaries (limited to Highland and its Subsidiaries with respect to WRP) bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Account Party or any of their respective Subsidiaries (limited to Highlands and its Subsidiaries with respect to WRP), in each case of the foregoing in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (l) (A) remaining in force, undischarged, unsatisfied and unstated, for more than 30 days, whether or not consecutive, any uninsured final judgment against the Bond Issuer, Highlands or any of their respective Subsidiaries that, with other outstanding uninsured final judgments, undischarged, against the Bond Issuer, Highlands and their Subsidiaries exceeds in the aggregate $250,000; or (B) remaining in force, undischarged, unsatisfied and unstayed, for more than 60 days, whether or not consecutive, any uninsured final judgment against WRP or any Material Subsidiary of WRP that, with other outstanding uninsured final judgments, undischarged, against WRP and its Material Subsidiaries exceeds, in the aggregate, $1,000,000.

          (m) cancellation, termination, revocation or rescission of this Reimbursement Agreement or of the Related Documents otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Bank, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of this Reimbursement Agreement or the Related Documents shall be commenced by or on behalf of any Account Party or any of its holders of Voting Interests, any of the Palomino Entities, the Bond Trustee or the Remarketing Agent or any Bond holder or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of this Reimbursement Agreement or any of the Related Documents is illegal, invalid or unenforceable in accordance with the terms thereof in any material respect as determined by the Bank;

          (n) any dissolution, termination, partial or complete liquidation, merger or consolidation of any Account Party or any of the Palomino Entities or any sale, transfer or other disposition of the assets of any Bond Issuer or Highlands or any of their respective Subsidiaries or any sale, transfer, or other disposition of a substantial portion of the assets of WRP, other than as permitted under the terms of this Reimbursement Agreement or the Related Documents;

          (o) any suit or proceeding shall be filed against any Account Party or any of its Subsidiaries or any of their respective assets which in the good faith business judgment of the Bank after giving consideration to the likelihood of success of such suit or proceeding and the availability of insurance to cover any judgment with respect thereto and based on the information available to them, if adversely determined, would have a materially adverse affect on the ability of such Account Party or any of the Palomino Entities to perform each and every one of its obligations under and by virtue of this Reimbursement Agreement and the Related Documents;

          (p) Any Account Party shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of any of them;

          (q) Jeffrey H. Lynford shall cease to be the Chairman of the Board of, and Edward Lowenthal shall cease to be the President of, WRP, and a competent and experienced successor for each such Person shall not be approved by the Bank within six (6) months of such event;

          (r) this Reimbursement Agreement or any of the Related Documents ceases to be valid and binding on any Account Party or any of the Palomino Entities (as applicable); or this Reimbursement Agreement or any of the Related Documents is declared null and void, or the validity or enforceability thereof is contested by any Account Party or any of the Palomino Entities (as applicable); or any Account Party or any of the Palomino Entities (as applicable); denies it has any or further liability under this Reimbursement Agreement or any of the Related Documents;

          (s) the substitution or replacement of the Letter of Credit with an Alternate Letter of Credit (as defined in the Bond Indenture) while any amounts are owed to the Bank hereunder or under the Letter of Credit;

          (t) default under the Guaranty by the Guarantor; and

          (u) default by the Guarantor in the payment of the principal of or interest on any obligations or Indebtedness under the Revolving Credit Agreement (as defined in the Guaranty); or the occurrence and continuation of a default under, or the failure to observe or perform any material term, covenant or agreement contained in the Revolving Credit Agreement;

then, and in any such event, the Bank may, by notice in writing to the Account Parties, declare all amounts owing with respect to this Reimbursement Agreement and the Related Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Account Party; provided that in the event of any Event of Default specified in Section 7.1(j), or 7.1(k) or 7.1(l), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Bank.

     SECTION 7.2 RIGHTS AND REMEDIES. Upon the occurrence and continuation of an Event of Default, the Bank, in its sole discretion, (a) may by notice to the Account Parties and the Bond Trustee, declare the obligations of the Account Parties hereunder and under the Promissory Notes to be immediately due and payable, and the same shall thereupon become immediately due and payable (provided that, the obligations of the Account Parties hereunder shall be and become automatically and immediately due and payable without such notice upon the occurrence of an Event of Default described in Section 7.1(j), 7.1(k) or 7.1(l) above), without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived by each Account Party, (b) may deliver to the Bond Trustee written notice that an Event of Default has been declared under this Reimbursement Agreement and that the Letter of Credit will terminate ten (10) days after receipt of such notice together with a written request that the Bonds be accelerated, (c) may cure any default, event of default or event of nonperformance under this Reimbursement Agreement or under any of the Related Documents (in which event the Account Parties shall reimburse the Bank therefor pursuant to Section 2.12 hereof), (d) may direct the Bond Trustee to cause a mandatory tender of the Bonds pursuant to Section 4.02(c) of the Bond Indenture, (e) may direct the Account Parties not to permit or the Remarketing Agent to cease remarketing the Bonds, or (f) may exercise any other rights or remedies available under this Reimbursement Agreement, any Related Document, any other agreement or at law or in equity. The rights and remedies of the Bank specified herein are for the sole and exclusive benefit, use and protection of the Bank, and the Bank is entitled, but shall have no duty or obligation to any Account Party, the Bond Trustee, the Bondholders or otherwise,
(i) to exercise or to refrain from exercising any right or remedy reserved to the Bank hereunder, or (ii) to cause the Bond Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it under any of the Related Documents.

                                    ARTICLE 8

                     NATURE OF OBLIGATIONS; INDEMNIFICATION

     SECTION 8.1 OBLIGATIONS ABSOLUTE. The obligations of each Account Party under this Reimbursement Agreement shall be absolute, unconditional and irrevocable, and shall not be subject to any right of setoff or counterclaim against the Bank or any Participant, and shall be paid or performed strictly in accordance with the terms of this Reimbursement Agreement and the other Related Documents under all circumstances whatsoever, including without limitation the following circumstances: (a) any lack of validity or enforceability of this Reimbursement Agreement or any Related Document; (b) any amendment or waiver of, or any consent to departure from, all or any of the Related Documents, other than, with respect to any particular obligation, the specific waiver by the Bank of such particular obligation under such Related Document; (c) the existence of any claim, set-off, defense or other right which any Account Party may have at any time against the Bond Trustee, any beneficiary or any transferee of the Letter of Credit (or any Persons for whom the Bond Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other Person, whether in connection with this Reimbursement Agreement, any Related Document, the transactions contemplated herein or therein or any unrelated transaction; (d) any breach of contract or dispute among or between any Account Party, the Palomino Entities, the Bond Trustee, the Remarketing Agent, the Guarantor, the Bank or any other Person; (e) any certificate, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect (unless the Account Parties prove that any Bank action taken in reliance on such certificate, statement or other document constituted gross negligence or willful misconduct); (f) any non-application or misapplication by the Bond Trustee of the proceeds of any Drawing under the Letter of Credit or any other act or omission of the Bond Trustee, the Remarketing Agent or any other Person in connection with the Letter of Credit; (g) payment by the Bank under the Letter of Credit against presentation of a certificate which does not comply with the terms of the Letter of Credit; provided that such payment by the Bank shall not have constituted gross negligence or willful misconduct of the Bank; (h) any extension of time for or delay, renewal or compromise of or other indulgence or modification granted or agreed to by the Bank with or without notice to or approval by the Account Parties with respect to the Banking Arrangements other than, with respect to any particular obligation or cost, the specific modification to the Account Parties by the Bank of such particular obligation or cost; or (i) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such circumstance or happening shall not have constituted gross negligence or willful misconduct of the Bank.

     SECTION 8.2 CONTINUING OBLIGATION. This Reimbursement Agreement is a continuing obligation, shall survive the expiration of the Letter of Credit and shall (a) be binding upon the Bank, the Account Parties and their respective successors and assigns, and (b) inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns; provided that neither WRP nor the Bond Issuer may assign all or any part of this Reimbursement Agreement without the prior written consent of the Bank.

     SECTION 8.3 LIABILITY OF THE BANK. Account Parties assume all risks of the acts or omissions of the Bond Trustee and any transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Bond Trustee and any beneficiary or transferee in connection therewith; (b) any reference which may be made to this Reimbursement Agreement or the Letter of Credit in any agreements, instruments or other documents; (c) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (d) payment by the Bank against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (e) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit. Without limiting the foregoing, the Bank may accept any document that appears on its face to be in order, without responsibility for further investigation. The determination of whether a drawing has been made under the Letter of Credit prior to the Expiration Date or whether a drawing made under the Letter of Credit is in proper and sufficient form shall be made by the Bank in its sole discretion, which determination shall be conclusive and binding upon Account Parties to the extent permitted by law except to the extent Account Parties proves that such determination constituted gross negligence or willful misconduct of the Bank. Account Parties hereby waive any right to object to any payment made under the Letter of Credit with regard to a drawing that is in the form provided in the Letter of Credit, but which varies with respect to punctuation, capitalization, spelling or similar matters of form. Notwithstanding the foregoing, the Bank shall be liable to Account Parties for acts or events described in subsections (a) through (e) above to the extent, but only to the extent, of any direct, as opposed to indirect or special or consequential, damages, suffered by Account Parties which Account Parties proves were caused by: (i) the gross negligence or willful misconduct of the Bank, in determining whether a drawing made under the Letter of Credit complies with the terms and conditions therefor stated in the Letter of Credit, or (ii) the gross negligence or willful failure of the Bank to pay under the Letter of Credit after a drawing by the Bond Trustee strictly complying with the terms and conditions of the Letter of Credit; provided, however, that the maximum amount of damages recoverable by Account Parties as provided above is expressly limited to the Stated Amount of the Letter of Credit.

     SECTION 8.4 INDEMNIFICATION. In addition to any and all rights of reimbursement, indemnification, subrogation or any other rights pursuant hereto or under law or equity, WRP and the Bond Issuer, jointly and severally, hereby agree to indemnify and hold harmless the Bank and its officers, directors and agents (each an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities, reasonable costs or expenses whatsoever (including attorneys' fees) which the Indemnified Party may incur (or which may be claimed against the Indemnified Party by any person or entity whatsoever) by reason of or in connection with the execution, delivery and performance of this Reimbursement Agreement or any of the Related Documents or any other matter arising therefrom, including, without limitation, any of the following: (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Official Statement (other than information relating to the Bank and provided by the Bank for inclusion therein) or the omission or alleged omission to state in the Official Statement of a material fact necessary to make such statements, in the light of the circumstances under which they are or were made, not misleading; (b) the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit; (c) the issuance and sale of the Bonds; or (d) the use of the proceeds of the Bonds; provided that no Account Party shall be required to indemnify the Indemnified Party for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (A) the willful misconduct of the Indemnified Party or (B) gross negligence of the Indemnified Party. If any proceeding shall be brought or threatened against an Indemnified Party by reason of or in connection with the events described above (except as otherwise provided in (A) or (B) above), the Indemnified Party shall promptly notify the Account Parties in writing and the Account Parties shall assume the defense thereof, including the employment of counsel and the payment of all costs of litigation. Notwithstanding the preceding sentence, the Indemnified Party shall have the right to employ its own counsel and to determine its own defense of such action in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by an Account Party or (ii) neither Account Party, after due notice of the action, shall have employed counsel to have charge of such defense, in either of which events the reasonable fees and expenses of counsel for the Indemnified Party shall be borne by the Account Party. The Account Party shall not be liable for any settlement of any such action effected without its consent. Nothing under this Section 8.4 is intended to limit payment obligations of WRP or the Bond Issuer.

     SECTION 8.5 TELECOPIED DOCUMENTS. At the request of Account Parties, the Letter of Credit provides that demands for payment thereunder may be presented to the Bank by, among other methods, telecopy. The Account Parties acknowledge and assume all risks relating to the use of such telecopied demands for payment and agree that their obligations under this Reimbursement Agreement and the Related Documents shall remain absolute, unconditional and irrevocable as provided in Section 8.1 above if the Bank honors such telecopied demands for payment.

                                    ARTICLE 9

                          ISSUANCE, TRANSFER, REDUCTION
                        OR EXTENSION OF LETTER OF CREDIT

     SECTION 9.1 ISSUANCE. Subject to the terms and conditions of this Reimbursement Agreement, the Bank agrees to issue the Letter of Credit to the Bond Trustee in substantially the form of Exhibit A hereto, having a term beginning on the Closing Date and ending on the Expiration Date and having a Stated Amount as set forth therein, as such Stated Amount may be reduced and reinstated in accordance with the terms of the Letter of Credit.

     SECTION 9.2 TRANSFER, REDUCTION AND REINSTATEMENT. The Letter of Credit may be transferred, reduced and reinstated in accordance with the provisions set forth therein.

                                   ARTICLE 10

                                  MISCELLANEOUS

     SECTION 10.1 RIGHT OF SETOFF. Upon the occurrence of an Event of Default, the Bank may, at any time and from time to time, without notice to any Account Party or any other person (any such notice being expressly waived), set off and appropriate and apply, against and on account of, any obligations and liabilities of any Account Party to the Bank arising under or connected with this Reimbursement Agreement and the Related Documents, without regard to whether or not the Bank shall have made any demand therefor, and although such obligations and liabilities may be contingent or unmatured, any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness at any time held or owing by the Bank to or for the credit or the account of any Account Party.

     SECTION 10.2 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Reimbursement Agreement nor consent to any departure by any Account Party from any such provision shall in any event be effective unless the same shall be in writing and signed by the Bank. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In the event any agreement contained in this Reimbursement Agreement should be breached by any Account Party and thereafter waived by the Bank, such waiver shall be limited to the particular breach so waived for the specific period set out in such waiver and such waiver shall not constitute a waiver of such breach for any other period and shall not waive any other or similar breach hereunder.

     SECTION 10.3 NO WAIVER; REMEDIES. No failure on the part of the Bank to exercise, and no delay in exercising, any right under this Reimbursement Agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any right under this Reimbursement Agreement preclude any other further exercise of such right or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 10.4 NOTICES. Unless specifically indicated otherwise herein, all notices and other communications provided for hereunder shall be in writing and, if to any Account Party, addressed to it at:

                  Wellsford Real Properties, Inc.
                  535 Madison Avenue
                  New York, New York 10020
                  Attention:  James J. Burns
                  Telephone No.:   (212) 383-3400
                  Telecopy No.:     (212) 421-7244

                  Palomino Park Public Improvements Corporation
                  1623 Blake Street, #270
                  Denver, Colorado 80202
                  Attention:  David M. Strong
                  Telephone No.:  (303) 534-4396
                  Telecopy No.:  (303) 534-4398

                  With a copy to:

                  Brownstein Hyatt & Farber, P.C.
                  410 17th Street, 22nd Floor
                  Denver, Colorado 80202-4437
                  Attention:  Thomas J. Mancuso, Esq.
                  Telephone No.:  (303) 534-6335
                  Telecopy No.:  (303) 623-1956

                  and:

                  Robinson, Silverman, Pearce, Aronsohn & Berman
                  1290 Avenue of the Americas
                  New York, New York 10104
                  Attention:  Alan S. Pearce, Esq.
                  Telephone No.:  (212) 541-2000
                  Telecopy No.:  (212) 541-4630

or if to the Bank, addressed to it at:

                  Commerzbank AG
                  New York Branch
                  Two World Trade Center
                  New York, New York 10281
                  Attention:  Douglas Traynor
                  Telephone No.:  (212) 266-7200
                  Telecopy No.:  (212) 266-7565

or if to the Bond Trustee, addressed to it at:

                  United States Trust Company of New York
                  114 West 47th Street, 25th Floor
                  New York, New York 10036-1532
                  Attn:  Chris Grell
                  Telephone No.:  (212) 852-1034
                  Telecopy No.:  (212) 852-1625

or if to the Remarketing Agent addressed to it at:

                  Norwest Investment Services
                  Public Finance Division
                  608 Second Avenue South
                  Minneapolis, MN  55479
                  Attention:  Laurie Mount
                  Telephone No.:  (612)667-9435
                  Telecopy No.:  (612)667-9906
or as to each party at such other address as shall be designated by such party in a written notice to the other parties.

     Any notice or other communication shall be sufficiently given and shall be deemed given when delivered to the addressee in writing or when given by telephone immediately confirmed in writing by tested telex, telecopier or other telecommunication device.

     SECTION 10.5 SEVERABILITY. Any provision of this Reimbursement Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     SECTION 10.6 GOVERNING LAW. THIS REIMBURSEMENT AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW WITHOUT REGARD TO CHOICE OF LAW RULES.

     SECTION 10.7 CONSENT TO JURISDICTION AND VENUE, ETC. Each of the Bond Issuer and WRP irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Reimbursement Agreement or any of the other Related Documents may be brought in a court of record in the State of New York or in the Courts of the United States located in such state, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceedings in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Bond Issuer and WRP agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section 10.7 shall be by certified mail, return receipt requested.

     Nothing in this Section 10.7 shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any suit, action or proceeding either the Bond Issuer or WRP or their respective property or any property encumbered by the Assignment and Lien in the courts of any other jurisdiction.

     SECTION 10.8 HEADINGS. Section headings in this Reimbursement Agreement are included herein for convenience of reference only and shall not have any effect for purposes of interpretation or construction of the terms of this Reimbursement Agreement.

     SECTION 10.9 PARTICIPATION. Each Account Party each acknowledges and agrees that the Bank may participate portions of its obligations under the Letter of Credit and the obligations of the Account Parties under the Pledged Bonds, the Promissory Notes, this Reimbursement Agreement and any other Related Documents (collectively, the "PARTICIPATED OBLIGATIONS") to other financial institutions. The Account Parties waive any right to receive notice of such participation. The Account Parties agree to reasonably cooperate to the extent required by the Bank in effecting such participation, provided that neither Account Party shall be required to incur any additional expense as a consequence of such participation. Each Account Party further acknowledges and agrees that upon any such participation the Participants will become owners of a pro rata portion of the Participated Obligations and each waives any right of setoff it may at any time have against the Bank or any Participant with regard to the Participated Obligations.

     SECTION 10.10 ISSUING BRANCH OF THE BANK. The Letter of Credit will be issued on the Closing Date by the New York Branch of the Bank but the Bank may, at its sole option, transfer such Letter of Credit obligation on its books to any other United States branch or agency of the Bank authorized to issue such Letter of Credit. The Bond Trustee shall accept such replacement letter of credit and return the prior Letter of Credit to the Bank upon receipt by the Bond Trustee of (a) notice of such replacement, (b) the replacement letter of credit issued by such other branch or agency of the Bank, which replacement letter of credit is identical in all material respects to the Letter of Credit but for any revisions to the addresses to which demand for payment must be delivered, (c) opinions from counsel to the Bank with respect to such replacement letter of credit restating and confirming the opinions delivered by such counsel at the Closing Date and (d) if the Bonds are then rated by a Rating Agency, evidence that such replacement letter of credit would not, in and of itself, result in the lowering of the rating on the Bonds by such Rating Agency. No amendments to this Reimbursement Agreement or any of the Related Documents shall be required to effect such transfer.

     SECTION 10.11 COUNTERPARTS. This Reimbursement Agreement may be signed in any number of counterpart copies, but all such copies shall constitute one and the same instrument.

     SECTION 10.12 COMPLETE AND CONTROLLING AGREEMENT. This Reimbursement Agreement and the other Related Documents completely set forth the agreements between the Bank, and the Account Parties with respect to matters herein and fully supersede all prior agreements, both written and oral, between the Bank, and the Account Parties relating to the issuance of the Letter of Credit and all matters set forth herein and in the Related Documents.

     SECTION 10.13 WAIVER OF JURY TRIAL. WRP AND THE BOND ISSUER EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY FOR ANY TRIAL RESULTING EITHER DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS REIMBURSEMENT AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS. WRP AND THE BOND ISSUER EACH FURTHER AGREES THAT, IN THE EVENT OF LITIGATION, IT WILL NOT PERSONALLY OR THROUGH ITS AGENTS OR ATTORNEYS SEEK TO REPUDIATE THE VALIDITY OF THIS SECTION 10.13, AND IT ACKNOWLEDGES THAT IT FREELY AND VOLUNTARILY ENTERED INTO THIS AGREEMENT TO WAIVE TRIAL BY JURY IN ORDER TO INDUCE THE BANK TO ISSUE THE LETTER OF CREDIT.

     SECTION 10.14 ASSIGNABILITY TO FEDERAL RESERVE. The Bank may assign and pledge all or any portion of the obligations owing to it hereunder or under any of the Related

Documents to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned obligations made by any Account Party to the Bank in accordance with the terms of this Reimbursement Agreement or such Related Documents shall satisfy such Account Party's obligations hereunder or thereunder in respect of such assigned obligation to the extent of such payment. No such assignment shall release the Bank from its obligations hereunder or under any Related Document.

     SECTION 10.15 SUBROGATION AND SUBORDINATION. Notwithstanding anything to the contrary set forth in this Reimbursement Agreement, the Related Documents or the WRP Reimbursement Agreement:

     (1) SUBROGATION. Except as set forth in Subsection 10.15(2) below with respect to the WRP Reimbursement Agreement, until all obligations to the Bank under this Reimbursement Agreement and the Related Documents shall have been paid in full and the Letter of Credit shall have expired or been canceled, each Account Party shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Account Party now has or may hereafter have against the other Account Party or any of its assets in connection with this Reimbursement Agreement or the Related Documents or the performance by any Account Party of its obligations thereunder, in each case, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that any Account Party now has or may hereafter have against the other Account Party, (ii) any right to enforce, or to participate in, any claim, right or remedy that the Bank now or may hereafter have against any Account Party, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Bond Trustee or the Bank, and (b) any right of contribution any Account Party may have against any other Person regarding any of the obligations under this Reimbursement Agreement and the Related Documents. Each Account Party agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of contribution such Account Party may have against the other Account Party or any such other Person shall be junior to and subordinate to any rights the Bank or the Bond Trustee may have in any such collateral or security, and to any right the Bank may have against such other Account Party or such other Person. The Bank may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights any Account Party may have, and upon any such disposition or sale any rights of subrogation any Account Party may have shall terminate. If any amounts shall be paid to any Account Party on account of such subrogation, reimbursement or indemnification rights at any time when all obligations to the Bank then due and owing under this Reimbursement Agreement and the Related Documents shall not have been paid in full, such amount shall be held in trust for the Bank and shall forthwith be paid over to the Bank to be credited and applied against the obligations to the Bank under this Reimbursement Agreement and the Related Documents whether matured or unmatured, in accordance with the terms hereof and thereof.

     (2) SUBORDINATION. Any Indebtedness of an Account Party now or hereafter held by any other Account Party, including without limitation all obligations under the WRP Reimbursement Agreement, is hereby subordinated in right of payment to the prior payment in full of all obligations of such Person to the Bank now or hereafter existing under this Reimbursement Agreement and the other Related Documents (all such obligations by any Account Party to the other Account Party being the "Subordinated Obligations"). Each Account Party agrees not to ask, demand, sue for, take or receive from the other Account Party, directly or indirectly, in cash or other property or by set-off or in any other manner (including without limitation from or by way of collateral), payment of all or any of the Subordinated Obligations of such other Account Party unless and until all obligations then due and owing under this Reimbursement Agreement and the other Related Documents shall have been paid and satisfied in full. Any payment on any Subordinated Obligation collected or received by any Account Party after an Event of Default has occurred and is continuing shall be held in trust for the Bank and shall forthwith be paid over to the Bank to be credited and applied against the obligations to the Bank under this Reimbursement
Agreement and the Related Documents, but without affecting, impairing or limiting in any manner the liability of any Account Party under any other provision of this Reimbursement Agreement and the other Related Documents.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK: SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Letter of Credit Reimbursement Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

     PALOMINO PARK PUBLIC IMPROVEMENTS CORPORATION

By: /s/ David M. Strong
-----------------------
Name: David M. Strong
Title: President


     WELLSFORD REAL PROPERTIES, INC., a Maryland corporation

By: /s/ David M. Strong
-----------------------
Name: David M. Strong
Title: Vice President


     COMMERZBANK AG, New York Branch

By: /s/ Ralph C. Marra
----------------------
Name: Ralph C. Marra
Title: Vice President

By: David Buettner
------------------
Name: David Buettner
Title: Assistant Treasurer

                                                                       Exhibit A
                                                                       ---------

                                                                  June ___, 2000

              Irrevocable Letter of Credit No. [__________________]

United States Trust Company of New York
114 West 47th Street, 15th Floor
New York, New York  10036-1532
Attention:  Christopher Grell

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                           Series 1995 -- $14,755,000

Ladies and Gentlemen:

At the request and for the account of Palomino Park Public Improvements Corporation (the "Bond Issuer") and Wellsford Real Properties, Inc. ("WRP") (collectively WRP and the Bond Issuer are referred to herein as the "ACCOUNT PARTIES") pursuant to the Letter of Credit Reimbursement Agreement between us and the Account Parties dated as of June [_], 2000 (as amended or supplemented from time to time pursuant to its terms, the "REIMBURSEMENT AGREEMENT"), we hereby establish this Irrevocable Letter of Credit (the "LETTER OF CREDIT") in your favor as Bond Trustee under the Trust Indenture between Bond Issuer and you, as trustee, dated as of September 1, 1995 (as amended or supplemented from time to time pursuant to its terms, the "BOND INDENTURE"), for the benefit of the holders of the Bond Issuer's above-referenced series of bonds issued under the Bond Indenture (the "BONDS") in accordance with the following terms and conditions.

     1. EXPIRATION. This Letter of Credit automatically shall expire at 5:00 p.m., New York time, on the earliest of:

     (a) May 30, 2005; provided that, if on or before the then-stated expiration date of this Letter of Credit, we provide you as Bond Trustee with a written notice in the form of Exhibit H hereto that this Letter of Credit shall be extended, then the term of this Letter of Credit shall be extended to the date provided in such notice (it being understood that we shall have the right in our sole discretion to determine whether to extend the term of this Letter of Credit);

     (b) our receipt of your certificate in the form of Exhibits E or F hereto appropriately completed, together with this Letter of Credit;

     (c) 10 days after you have received notice from us stating that an Event of Default has occurred under the Reimbursement Agreement and requesting the acceleration of the Bonds;

     (d) immediately following our payment of a Drawing in order to pay the Purchase Prices of Bonds tendered pursuant to clause (b) or (c) of Section 4.02 of the Bond Indenture; and

     (e) the date of payment of an Interest Drawing (as defined below) and a Principal Drawing (as defined below) which when added to all other Interest Drawings and Principal Drawings honored hereunder and not subject to reinstatement in the aggregate equals the initial amount of the Stated Amount (as defined below), as the same previously may have been reduced pursuant to the Bank's receipt of a certificate in the form of Exhibit D.

     In the event such expiration date shall not be a Business Day (as hereinafter defined), then this Letter of Credit shall expire at the opening of business on the next succeeding Business Day.

     2. STATED AMOUNT. The maximum aggregate amount available under this Letter of Credit shall be $15,773,702, which amount as from time to time reduced and reinstated as provided in paragraphs 3 and 4 is hereinafter referred to as the "STATED AMOUNT." Of the Stated Amount, up to $14,755,000 is available for the payment of the unpaid principal of, or the portion of the purchase price of Bonds tendered or deemed tendered for purchase under Section 4.01 or 4.02 of the Bond Indenture corresponding to principal of, the Bonds (the "PRINCIPAL PORTION"), and up to $1,018,702 is available for the payment of the unpaid interest accrued on, or the portion of the purchase price of Bonds tendered for purchase under said Sections of the Bond Indenture corresponding to interest accrued on, the Bonds (the "INTEREST PORTION") (which amount represents 210 days of interest on the Principal Portion at 12% per annum based on a year of 365 days). The amount paid to purchase Bonds tendered for purchase pursuant to the Bond Indenture is herein referred to as the "PURCHASE PRICE" for such Bonds.

     3. REDUCTIONS IN THE STATED AMOUNT. The Stated Amount, the Principal Portion and the Interest Portion, as applicable, shall be reduced automatically from time to time as follows:

     (a) Upon our honoring of a demand for payment hereunder, the Stated Amount, the Principal Portion and the Interest Portion, as applicable, shall be reduced by an amount equal to the amount of such demand for payment. More specifically:

          (i) In connection with each Interest Drawing, the Interest Portion shall be reduced by the amount requested for payment on the submitted Drawing Certificate;

          (ii) In connection with each Principal Drawing, the Principal Portion shall be reduced by the amount requested for payment on the submitted Drawing Certificate;

          (iii) In connection with each Purchase Drawing, the Principal Portion shall be reduced by the amount referenced in paragraph 3(a) of the submitted Drawing Certificate and the Interest Portion shall be reduced by the amount referenced in paragraph 3(b) of the submitted Drawing Certificate.

     (b) Upon our receipt of your certificate in the form of Exhibit D hereto appropriately completed, the Stated Amount, the Principal Portion and the Interest Portion, as applicable, shall be reduced by an amount equal to the amount specified in such certificate, provided that no reduction under this clause (b) shall duplicate any reduction under (a) above. Upon such a reduction, we may require you to return this Letter of Credit and to accept in substitution hereof a substitute Letter of Credit for a Stated Amount reflecting such reduction, but otherwise identical in form and substance to this Letter of Credit.

     4. AUTOMATIC REINSTATEMENT.

     (a) Reductions under paragraph 3(a) with respect to any demand for payment of interest on the Bonds (except for that portion of the Purchase Price corresponding to unpaid interest, if any, on such Bonds) shall be reinstated automatically unless you receive notice in writing from us (which may include delivery by prepaid telecopier, telex, telegram or other telecommunication) on or before the close of business on the tenth day after such demand for payment was honored by us stating that an Event of Default under the Reimbursement Agreement has occurred and requesting the acceleration or mandatory tender of the Bonds.

     (b) Reductions under paragraph 3(a) with respect to any demand for payment of the Purchase Price of Bonds tendered or deemed to have been tendered pursuant to Section 4.01 of the Bond Indenture or the occurrence of a Conversion Date and a mandatory tender under and in accordance with Section 4.02 of the Bond Indenture shall be reinstated automatically upon the receipt by the Bank of (i) a certificate from you in the form of Exhibit I attached hereto, (ii) monies in the amount drawn under such Drawing for the reimbursement to the Bank of such amounts in accordance with Section 2.4 of the Reimbursement Agreement and (iii) such additional monies as are required pursuant to Section 2.4 of the Reimbursement Agreement in order to effect a release from the Bank's security interest of the Bonds ("PLEDGED BONDS") purchased with said drawing and pledged to the Bank under that certain Bond Pledge and Security Agreement dated as of June __, 2000 by and among us, the Account Parties and you, as custodian (the "PLEDGE AGREEMENT").

     (c) Reductions under paragraph 3(b) shall not be subject to reinstatement. Reductions under paragraph 3(a) with respect to (i) any demand for payment of the principal of the Bonds or (ii) the Purchase Price of Bonds tendered or deemed to have been tendered pursuant to any section of the Bond Indenture other than Section 4.01 of the Bond Indenture or the occurrence of a Conversion Date and a mandatory tender under and in accordance with Section 4.02 of the Bond Indenture shall not be subject to reinstatement.

     5.  DOCUMENTS  TO BE  PRESENTED.  Funds  under  this  Letter of Credit  are
available  to  you,  against   presentment  to  us  of  the  following  drawings
(collectively, a "DRAWING") in accordance with Section 6 below:

     (a) in the case of a demand for payment of the unpaid interest accrued on the Bonds, a certificate signed by you in the form of Exhibit A hereto appropriately completed (an "INTEREST DRAWING");

     (b) in the case of a demand for payment of the unpaid principal of the Bonds, a Certificate signed by you in the form of Exhibit B hereto appropriately completed (a "PRINCIPAL DRAWING"); and

     (c) in the case of a demand for payment of the Purchase Price of the Bonds pursuant to Article IV of the Bond Indenture, a certificate signed by you in the form of Exhibit C hereto appropriately completed (a "PURCHASE Drawing").

     6. METHOD AND NOTICE OF PRESENTMENT.

          (a)  The  certificates  referenced  in  paragraph  5  (a  "DEMAND  FOR
     PAYMENT") may be delivered to us in person or by telecopy. A demand for payment shall be presented during our business hours on a Business Day prior to the expiration hereof at our office at Commerzbank AG, New York Branch, (Telecopy Number: (212) 266-7427) Attn.: Letter of Credit Department or at such other address or telecopy number as we may notify you in writing from time to time. As used herein, "BUSINESS DAY" means any day other than (i) a Saturday or Sunday or (ii) a day on which commercial banks in Denver, Colorado, New York, New York or the city or cities in which are located the principal corporate trust offices of the Bond Trustee under the Bond Indenture and our office at which demands for payment under this Letter of Credit are required to be made are authorized or required by law or executive order to close, or (iii) a day on which the New York Stock Exchange is closed.

          (b) Prior to the delivery of any demand for payment, you shall endeavor in good faith to give us telephonic notice of your intention to deliver such demand for payment, stating the method of presentment and the type and amount of such demand for payment; provided, that your failure to give such telephonic notice will not affect our obligation to honor demands for payment in strict conformity with the terms hereof. The telephonic notice required hereunder shall be given to Commerzbank AG, New York Branch,

     Attention: Letter of Credit Department at (212) 266-7280, or such other department or persons as we shall notify you in writing from time to time. Such telephonic notice may be waived at our sole discretion.

     7. TIME AND METHOD FOR PAYMENT.

          (a) If demand for payment is made on a Business Day in strict conformity with the terms and conditions hereof, payment shall be made to you (i) in the case of a Principal Drawing or an Interest Drawing, if a demand for payment is received by us prior to 2:00 p.m. New York time, not later than 10:00 a.m. New York time, on the next succeeding Business Day or such later date as you may specify in such demand for payment; and (ii) in the case of a Purchase Drawing for, if a demand for payment is received by us prior to 2:00 p.m. New York time, not later than 10:00 a.m. New York time, on the next succeeding Business Day or such later date as you may specify in such demand for payment. If such demand for payment is received by us after the applicable times, such demand shall be deemed to have been received on the next Business Day. All times referenced herein are as of New York, New York time.

          (b) Unless otherwise agreed, payment under this Letter of Credit pursuant to an Interest Drawing, a Principal Drawing or a Purchase Drawing shall be made by Fedwire in immediately available funds to the account of the Bond Trustee. For the purposes of determining compliance with the times for payment specified in (a) above, payment shall be deemed to have been made by us when we have delivered appropriate wire transfer instructions to an appropriate Federal Reserve Bank.

          (c) All payments made by the Bank under this Letter of Credit shall be made with the Bank's own funds.

     8. TRANSFERABILITY. This Letter of Credit is transferable in its entirety, but not in part, to any transferee who has succeeded you as Bond Trustee under the Bond Indenture and may be successively transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit G hereto.

     9. GOVERNING LAW AND CUSTOMS. TO THE EXTENT CONSISTENT WITH THE EXPRESS PROVISIONS HEREOF, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (THE "UCP"), AND, TO THE EXTENT CONSISTENT WITH THE UCP AND THE EXPRESS PROVISIONS HEREOF, THE LAWS OF THE STATE OF NEW YORK.

     10. IRREVOCABILITY. This Letter of Credit shall be irrevocable.

     11. NO NEGOTIATION. A demand for payment under this Letter of Credit shall be presented directly to us and shall not be negotiated to or by any third party.

     12. EXCLUDED BONDS. No demand for payment under this Letter of Credit may be made with respect to any Corporation Bond or any Pledged Bond (as each such term is defined in the bond Indenture) (each an "EXCLUDED BOND").

     13. ADDRESS FOR COMMUNICATIONS. Communications with respect to this Letter of Credit, other than demands for payment pursuant to paragraph 6, shall be in writing and shall be addressed to us at Commerzbank AG, New York Branch, Two World Financial Center, New York, NY 10281, Attn.: Letter of Credit Department (Telecopy Number (212)266-7427) or such other address or telecopy number as we may notify you in writing from time to time, specifically referring thereon to our Irrevocable Letter No. 150SBY00300064.

     14. COMPLETE AGREEMENT. This Letter of Credit, including Exhibits A through I hereto, sets forth in full the terms of our undertaking. Reference in this Letter of Credit to other documents or instruments is for identification purposes only and such reference shall not modify or affect the terms hereof or cause such documents or instruments to be deemed incorporated herein.

     We hereby agree with you to honor your demand for payment presented in strict compliance with the terms and conditions of this Letter of Credit.

                                Very truly yours,

                                 COMMERZBANK AG,
                                 New York Branch

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT A

                        CERTIFICATE FOR INTEREST DRAWING

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

                Irrevocable Letter of Credit No. _______________

     The undersigned, a duly authorized officer of [_______________] (the "BOND TRUSTEE"), hereby certifies to Commerzbank AG, New York Branch (the "BANK"), with reference to Irrevocable Letter of Credit No. _____________ (the "LETTER OF CREDIT"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Bond Trustee, that:

     (1) The Bond Trustee is the Bond Trustee under the Bond Indenture and is making this demand for payment of interest accrued through _________________ (the "PAYMENT DATE") on the Bonds in accordance with the Bond Indenture. Said interest consists of $____________ of interest accrued on Bonds bearing interest at a [Weekly Rate/Term Rate] (as such terms are defined in the Bond Indenture), which amount of interest is payable on such Bonds on the Payment Date.

     (2) Demand is hereby made under the Letter of Credit for $__________, which amount does not exceed (i) the amount in paragraph (1) or (ii) the Interest Portion of the Stated Amount.

     (3) The amount demanded hereunder does not include any amount payable with respect to any Excluded Bond.

     (4) The proceeds of this demand for payment equal to the amount set forth in paragraph (1) of this Certificate shall be deposited in the Letter of Credit Debt Service Account (as defined in the Bond Indenture) and shall be applied solely to the payment of unpaid interest on Bonds bearing interest at a [Weekly Rate/Term Rate] (as such terms are defined in the Bond Indenture) in accordance with the Bond Indenture.

          (5) (a) Payment of this demand for payment is requested on or before 10:00 a.m. New York time, on the later of (i) the Payment Date (or if the Payment Date is not a Business Day, the next succeeding Business Day) and
     (ii) the Business Day next succeeding the Business Day on which this Certificate is received or deemed to have been received by the Bank in accordance with paragraph 7(a) of the Letter of Credit.

          (b) Payment of this demand for payment shall be made in accordance with the payment instructions provided in paragraph 7(b) of the Letter of Credit.

     IN WITNESS WHEREOF, the Bond Trustee has executed and delivered this Certificate as of the _____ day of _______________, ________.

                                          [____________, _____], as Bond Trustee

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT B

                        CERTIFICATE FOR PRINCIPAL DRAWING

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

               Irrevocable Letter of Credit No. __________________

     The undersigned, a duly authorized officer of [_______________] (the "BOND TRUSTEE"), hereby certifies to Commerzbank AG, New York Branch (the "BANK"), with reference to Irrevocable Letter of Credit No. _________________ (the "LETTER OF CREDIT"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Bond Trustee, that:

     (1) The Bond Trustee is the Bond Trustee under the Bond Indenture and is making this demand for payment of principal of the Bonds in accordance with the Bond Indenture, which principal is payable on ___________ (the "PAYMENT DATE"), by reason of*:

     [GRAPHIC OMITTED]1 (a) scheduled maturity;

     [GRAPHIC OMITTED]2 (b) redemption in whole or in part; or

     [GRAPHIC OMITTED]3 (c) the occurrence of an Event of Default under the Reimbursement Agreement and the declaration of acceleration thereunder.

     (2) The amount of principal of the Bonds that is payable on the Payment Date equals $_________.

     (3) Demand is hereby made under the Letter of Credit for $____________, which amount does not exceed (i) the amount in paragraph (2) or (ii) the Principal Portion of the Stated Amount.

     (4) The amount demanded hereunder does not include any amount payable with respect to an Excluded Bond.

     (5) The proceeds hereof shall be deposited in the Letter of Credit Debt Service Account (as defined in the Bond Indenture) and shall be applied solely to the payment of the principal of Bonds in accordance with the Bond Indenture.

* Check (a), (b) or (c) as applicable.

     (6) (a) Payment of this demand for payment is requested on or before 10:00 a.m. New York time, on the later of (i) the Payment Date (or if the Payment Date is not a Business Day, the next succeeding Business Day) and (ii) the Business Day next succeeding the Business Day on which this Certificate is received or deemed to have been received by the Bank in accordance with paragraph 7(a) of the Letter of Credit.

     (b) Payment of this demand for payment shall be made in accordance with the payment instructions provided in paragraph 7(b) of the Letter of Credit.

     IN WITNESS WHEREOF, the Bond Trustee has executed and delivered this Certificate as of the _____ day of _______________, ________.

                                          [____________, _____], as Bond Trustee

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT C

                        CERTIFICATE FOR PURCHASE DRAWING

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

               Irrevocable Letter of Credit No. _________________

     The undersigned, a duly authorized officer of [_______________] (the "BOND TRUSTEE"), hereby certifies to Commerzbank AG, New York Branch (the "BANK"), with reference to Irrevocable Letter of Credit No. _________________ (the "LETTER OF CREDIT"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Bond Trustee, that:

     (1) The Bond Trustee is the Bond Trustee under the Bond Indenture and is making this demand for payment in connection with the tender (or deemed tender) of Bonds pursuant to Article IV of the Bond Indenture for purchase on ______________________ (the "PURCHASE DATE"). The Bonds to be purchased consist of $___________ principal amount of Bonds bearing interest at a [Weekly Rate/Term Rate] (as such terms are defined in the Bond Indenture).

     (2) The sum of the Purchase  Prices for the Bonds  referenced  in paragraph
(1) of this Certificate equals $________.

     (3) Demand is hereby made under the Letter of Credit for $_________, which amount represents:

     (a) $___________ attributable to the Principal Portion of the Purchase Prices to be paid on the Bonds referenced in paragraph (1) of this Certificate. Said amount does not exceed, and shall be applied to reduce, the Principal Portion of the Stated Amount; and

     (b) $___________ attributable to the Interest Portion of the Purchase Prices to be paid on the Bonds referenced in paragraph (1) of this Certificate. Said amount does not exceed, and shall be applied to reduce, the Interest Portion of the Stated Amount.

     (4) The amount demanded hereunder does not include any amount payable with respect to an Excluded Bond.

     (5) The proceeds hereof shall be deposited in the Letter of Credit Purchase Account (as defined in the Bond Indenture) and held in trust for the sole benefit of the Bank until such proceeds are (a) used to purchase Bonds at the Purchase Price against delivery of such Bonds or Bonds issued in lieu thereof to the Bank or its designated agent or (b) returned to the Bank.

     (6) (a) Payment of this demand for payment is requested on or before 10:00 a.m. New York time on the later of (i) the Purchase Date (or if the Purchase Date is not a Business Day, the next succeeding Business Day) and (ii) the Business Day on which this Certificate is received or deemed to have been received by the Bank in accordance with paragraph 7(a) of the Letter of Credit.

     (b) Payment of this demand for payment shall be made in accordance with the payment instructions provided in paragraph 7(b) of the Letter of Credit.

     IN WITNESS WHEREOF, the Bond Trustee has executed and delivered this Certificate as of the _____ day of ________, ________.

                                          [____________, _____], as Bond Trustee

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT D

                CERTIFICATE REGARDING REDUCTION OF STATED AMOUNT

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

               Irrevocable Letter of Credit No. _________________

     The undersigned, a duly authorized officer of [_______________] (the "BOND TRUSTEE"), hereby certifies to Commerzbank AG, New York Branch (the "BANK"), with reference to Irrevocable Letter of Credit No. _________________ (the "LETTER OF CREDIT"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Bond Trustee, that:

     (1) Bonds in the aggregate principal amount of $________ were paid or deemed to have been paid on _________.

     (2) 210 days' interest at 12% per annum (based on a year of 365 days consisting of twelve 30-day months) on the principal amount of the Bonds referenced in paragraph (1) of this Certificate is $_________.

     (3) Pursuant to paragraph 3(b) of the Letter of Credit, upon receipt by the Bank of this Certificate the Stated Amount shall be reduced by $________, such reduction to be allocated so that the Principal Portion of the Stated Amount shall be reduced by the amount stated in paragraph (1) of this Certificate and the Interest Portion shall be reduced by the amount stated in paragraph (2) of this Certificate.

     IN WITNESS WHEREOF, the Bond Trustee has executed and delivered this Certificate as of the ____ day of _____________, _________.

                                          [____________, _____], as Bond Trustee

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT E

                       TERMINATION CERTIFICATE--DEFEASANCE

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

               Irrevocable Letter of Credit No. _________________

     The undersigned, a duly authorized officer of [_______________] (the "BOND TRUSTEE"), hereby certifies to Commerzbank AG, New York Branch (the "BANK"), with reference to Irrevocable Letter of Credit No. _________________ (the "LETTER OF CREDIT"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Bond Trustee, that all outstanding Bonds have been paid or deemed to have been paid in full in accordance with Article X of the Bond Indenture.

     The Letter of Credit is attached hereto and being surrendered to you herewith.

     IN WITNESS WHEREOF, the Bond Trustee has executed and delivered this Certificate as of the ____ day of ________________, ________.

                                          [____________, _____], as Bond Trustee

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT F

              TERMINATION CERTIFICATE--SUBSTITUTE LETTER OF CREDIT

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

               Irrevocable Letter of Credit No. _________________

     The undersigned, a duly authorized officer of [_______________] (the "BOND TRUSTEE"), hereby certifies to Commerzbank AG, New York Branch (the "BANK"), with reference to Irrevocable Letter of Credit No. _________________ (the "LETTER OF CREDIT"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Bond Trustee, that the conditions precedent to the acceptance of an alternate letter of credit under Section 5.15 of the Bond Indenture have been satisfied.

     The Letter of Credit is attached hereto and being surrendered to you herewith.

     IN WITNESS WHEREOF, the Bond Trustee has executed and delivered this Certificate as of the ____ day of _____________,________.

                                          [____________, _____], as Bond Trustee

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT G

                               NOTICE OF TRANSFER

Commerzbank AG
New York Branch
Two World Financial Center
New York, NY 10281
Attention:  Letter of Credit Department

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

                     Letter of Credit No. _________________

Ladies and Gentlemen:

     For  value  received,   the  undersigned   beneficiary  hereby  irrevocably
transfers to:

                  (Name of Transferee)
                  (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the above-referenced Letter of Credit issued by you in connection with the above-referenced Bonds.

     By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

     By its signature below the undersigned transferee acknowledges that it has duly succeeded as Bond Trustee under the Bond Indenture.

     The Letter of Credit is returned herewith and we ask you to notify the transferee in such form as you deem advisable of this transfer and of the terms and conditions of the Letter of Credit.

     IN WITNESS WHEREOF, the undersigned has executed this Notice of Transfer as of ___________________, ______.

SIGNATURE AUTHENTICATED:


(Bank)



(Authorized Signature)





Date: _______________, ______


Yours very truly,


(Bond Trustee)


By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

ACKNOWLEDGED:

(Transferee)

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT H

                                NOTICE OF RENEWAL

[---------------]
[---------------]
[---------------]
Attention:  [______________]

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

                     Letter of Credit No. _________________

Ladies and Gentlemen:

     The undersigned, a duly authorized officer of Commerzbank AG, New York Branch (the "BANK"), hereby advises you, with reference to Irrevocable Letter of Credit No. _________________ (the "LETTER OF CREDIT"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in your favor, that:

     (1) At the request and for the account of the Bond Issuer and WRP, we hereby extend the date referenced in paragraph 1(a) of the Letter of Credit (as such date may have been extended previously from time to time) to ________.

     (2) Except as specifically provided in paragraph (1) above, all of the terms and conditions of the Letter of Credit remain unchanged and in full force and effect.

     (3) This Notice of Renewal is an integral part of the Letter of Credit.

     IN WITNESS WHEREOF, the undersigned, on behalf of the Bank, has executed and delivered this Notice of Renewal as of the ____ day of ____________, _____.


COMMERZBANK AG, New York Branch

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------

                                    EXHIBIT I

          BOND TRUSTEE'S CERTIFICATE TO EFFECT RELEASE OF PLEDGED BONDS

                     Palomino Park Public Improvements Corp.
                          Assessment Lien Revenue Bonds
                                   Series 1995

               Irrevocable Letter of Credit No. _________________


     The undersigned, as duly authorized officer of [_______________] (the "BOND TRUSTEE"), hereby certifies to Commerzbank AG, New York Branch (the "BANK"), with reference to Irrevocable Letter of Credit No. _________________ (the "LETTER OF CREDIT"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Bond Trustee, that:

     (1) The Bond Issuer has instructed the Bond Trustee to deliver this Certificate to the Bank in order to inform the Bank that on ______________ (the "PAYMENT DATE"), the Bond Issuer shall pay or shall cause to be paid such amounts as are required pursuant to Section 2.4 of the Reimbursement Agreement in order to effect a release of $___________ in Principal Amount of Pledged Bonds. The Pledged __________ Bonds _________ to _________ be _________ released
_________ are __________ described _________ as _________ follows:

     (2) The amount to be paid to the Bank on said date shall equal $_________, consisting of the following:

     (a) Payment of previously unpaid Liquidity Drawing Amounts [if Liquidity Drawing _____ $___________ Amounts drawn on multiple Drawing Dates are to be paid, specify the separate amount for each such Drawing Date];

     (b) Payment of accrued interest in accordance with the Reimbursement Agreement $___________ on the amount referenced in clause (a) above, to the extent not previously paid;

     (c) Payment of the principal portion of previously unpaid LC Loans; $___________

     (d) Payment of accrued interest on amount referenced in clause (c) above, to the $___________ extent not previously paid; and

     (e) Payment of any other sums due and payable pursuant to Article 2 of the _____ $___________ Reimbursement Agreement in connection with the release of Pledged Bonds hereby requested.

     IN WITNESS WHEREOF, the Bond Trustee has executed and delivered this Certificate as of the _______ day of __________________, _____.


[____________, _____], as Bond Trustee

By:
   ------------------------------------------
Name:
     -----------------------------------
Title:
      ---------------------------------------